UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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INVESCO EXCHANGE FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JULY 2015

Important Notice To

Invesco Exchange Fund Partners

Questions & Answers

We are providing a brief overview of the issues to be voted on at the Annual Meeting of Partners. We ask that you read the complete Proxy Statement for additional information.

Q. Why is a partner meeting being held?

A. Invesco Exchange Fund (the “Fund”) is holding an annual meeting of partners at which you are being asked to vote on the following proposals:

(1)	To elect Managing General Partners;

(2)	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund;

(3)	To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust; and

(4)	To eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust, as reflected in the Fund’s Statement of Additional Information and Partnership Agreement.

Q. Why am I being asked to elect Managing General Partners?

A. The Fund’s Restated Certificate and Agreement of Limited Partnership (the “Partnership Agreement”) requires that the Fund hold annual meetings of partners for the purpose of electing Managing General Partners, ratifying or rejecting the selection of the independent public accountants for the Fund, and taking any other action permitted under the Partnership Agreement. The Governance Committee of the Board has nominated each of the 13 incumbent Managing General Partners for election to serve until the next annual meeting of partners or until a successor is elected and qualified.

Q. Why am I being asked to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund?

A. As noted above, the Fund’s Partnership Agreement requires that the Fund hold annual meetings of partners for the purpose of, among other things, ratifying or rejecting the selection of the independent public accountants for the Fund. At a meeting held on May 20, 2015, the Board, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the Investment Company Act of 1940 (the “1940 Act”)), appointed PwC as the independent registered public accounting firm of the Fund. As required by the Partnership Agreement, the Board’s selection of the independent registered public accounting firm of the Fund is being submitted to partners for ratification.

Q. Why am I being asked to approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust?

A. The Board believes that a fund operating as a Delaware statutory trust is able to simplify its operations compared to the requirements of the California limited partnership. In addition, the Board believes that it may be more efficient if the Fund is organized in the same structure as most of the other Invesco Funds, which are organized as Delaware statutory trusts.

It is not anticipated that the reorganization of the Fund, if approved by partners, would materially affect your investment in the Fund or how the Fund is managed on a day-to-day basis. The reorganization of the Fund will not change its Board members, officers, investment goals or strategies or any of its service providers, including investment adviser, or their fees. The reorganization will not alter the Board members’ existing duties to act with due care and in the partners’ interests.

Presently the Fund is taxed as a partnership for federal income tax purposes. Each partner of the Fund generally is required to report on his or her individual federal, state and local income tax returns his or her distributive share of the Fund’s income, gains, losses, deductions and expenses for the taxable year of the Fund ending with or within the partner’s taxable year, which is reported to each partner of the Fund on a Schedule K-1 (Partner’s Share of Income, Deductions, Credits, etc.). Once the Fund is redomesticated as Delaware statutory trust pursuant to an Agreement and Plan of Redomestication, partners of the Fund will become shareholders of the Delaware statutory trust and will be taxed differently than as partners of the Fund. The Delaware

PXY-EXCH

Statutory Trust intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions from the Delaware statutory trust to shareholders will be reported on Form 1099 instead of Schedule K-1 and will be comprised of investment income and net short-term capital gain (generally taxable as ordinary income) and net long-term capital gains (generally taxable as long-term capital gains).

In preparing to satisfy the regulated investment company asset diversification test, the Fund anticipates selling certain of its portfolio securities equal in value to approximately $6.6 million prior to the closing date of the redomestication, which will result in a taxable gain to the Fund of approximately $5.4 million. (Dollar values stated in the preceding sentence are based on information as of April 30, 2015 and are presented on a tax basis.) Each partner of the Fund will be required to report his or her distributive share of such gain on his or her federal, state and local tax returns for the taxable year in which such securities are sold. The Fund plans to distribute cash to support partners’ additional expected tax from the repositioning of the Fund’s assets to satisfy the regulated investment company asset diversification test. Although the Delaware Statutory Trust does not anticipate disposing of portfolio securities in future periods, such dispositions might be necessary to generate cash necessary to satisfy shareholder redemption requests or for the Delaware Statutory Trust to maintain its compliance with the regulated investment company asset diversification test. If the Delaware Statutory Trust engages in such dispositions, the Delaware Statutory Trust might realize gain that it will distribute to its shareholders in compliance with the regulated investment company distribution rules and such gain will be taxable to shareholders of the Delaware Statutory Trust generally either as either a dividend (taxable as ordinary income) or a capital gain distribution (depending on the holding period of the securities sold by the Delaware Statutory Trust).

Q. Why am I being asked to eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust?

A. The 1940 Act requires every investment company to adopt certain fundamental investment policies. Investment companies also may voluntarily designate policies relating to other investment practices as fundamental. A “fundamental”

policy may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

Although not required by the 1940 Act, the Fund adopted a fundamental investment restriction that prohibits the purchase of securities issued by any other investment company or investment trust (the “Fundamental Restriction”), and incorporated the Fundamental Restriction into its Partnership Agreement. The Fundamental Restriction is not required by law.

The Board and the Adviser believe that eliminating the restriction would: (i) provide the Fund with the flexibility to invest in other investment companies, such as money market mutual funds, to the extent permitted under the 1940 Act, which could enhance the Fund’s potential returns and diversification; and (iii) further conform the Fund’s features to those of other Invesco Funds, which could lead to more efficient and effective monitoring of portfolio compliance across all of the Invesco Funds.

Q. How does the Board recommend that I vote?

A. The Board recommends that you vote “FOR” each of the proposals listed on the enclosed proxy card.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all partners to participate in the governance of the Fund.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Where do I call for more information?

A. Please contact us at the 24-hour Automated Investor Line at 1-800-959-4246 or on the internet at www.invesco.com/us.

Invesco Exchange Fund

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

NOTICE OF ANNUAL MEETING OF PARTNERS

To Be Held August 26, 2015

Notice is hereby given to the partners of the Invesco Exchange Fund, a California limited partnership (the “Fund”), that the Annual Meeting of Partners of the Fund (the “Meeting”) will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 26, 2015 at 11:00 a.m. Eastern Daylight time.

The Meeting is to be held for the following purposes:

1.	To elect 13 Managing General Partners, each to serve until the next annual meeting of partners or until a successor is elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund.

3.	To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

4.

To eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust, as reflected in the Fund’s Statement of Additional Information and Partnership Agreement.

The Fund also may transact such other business as may properly come before the Meeting or any adjournments thereof.

Partners of the Fund at the close of business on June 30, 2015 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

The Managing General Partners recommend that you cast your vote:

•	FOR ALL of the Nominees for Managing General Partner listed in the Proxy Statement.

•	FOR the selection of PwC as the independent registered public accounting firm of the Fund.

•	FOR the approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

•

FOR the elimination of the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust, as reflected in the Fund’s Statement of Additional Information and Partnership Agreement.

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO ANY PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-959-4246 OR BY WRITING TO THE FUND AT 1555 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30309.

By order of the Managing General Partners,

Senior Vice President, Secretary and Chief Legal Officer

July 10, 2015

PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

Invesco Exchange Fund

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

PROXY STATEMENT

FOR

ANNUAL MEETING OF PARTNERS

To be Held August 26, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Managing General Partners (the “Managing General Partners” or the “Board”) of Invesco Exchange Fund, a California limited partnership (the “Fund”), of proxies to be voted at an annual meeting of partners of the Fund, and all adjournments, postponements or delays thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 26, 2015, at 11:00 a.m. Eastern Daylight time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is on or about July 10, 2015.

Participating in the Meeting are holders of units of partnership interest (the “shares”) of the Fund.

The Board has fixed the close of business on June 30, 2015 as the record date (the “Record Date”) for the determination of partners entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, there were issued and outstanding 120,092.282 shares of the Fund.

The Meeting is to be held for the following purposes:

1.	To elect 13 Managing General Partners, each to serve until the next annual meeting of partners or until a successor is elected and qualified.

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund.

3.	To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

4.

To eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust, as reflected in the Fund’s Statement of Additional Information and Partnership Agreement.

The Fund also may transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any partner upon request. Any such request should be directed to the Fund by calling 1-800-959-4246 or by writing to the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Voting

Partners of the Fund on the Record Date are entitled to one vote per Share with respect to any Proposal submitted to the partners of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular Proposal depends on the nature of the Proposal.

Proposal 1

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “For,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing

General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of partners or until their successors are elected and qualified.

The Managing General Partners recommend that you cast your vote “FOR ALL” of the Nominees for Managing General Partner of the Fund listed in the Proxy Statement.

Proposal 2

Ratifying the selection of PwC as the independent registered public accounting firm of the Fund requires the vote of a majority of the shares present in person or by proxy at a meeting at which a quorum is present.

The Managing General Partners recommend that you cast your vote “FOR” the ratification of PwC as the independent registered public accounting firm of the Fund.

Proposal 3

Approval of an Agreement and Plan of Redomestication (the “Plan of Redomestication”) that provides for the reorganization of the Fund as a Delaware statutory trust requires the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares.

The Managing General Partners recommend that you cast your vote “FOR” the approval of the Plan of Redomestication.

Proposal 4

Approval the elimination of the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust, as reflected in the Fund’s Statement of Additional Information and Partnership Agreement requires the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares.

The Managing General Partners recommend that you cast your vote “FOR” the elimination of the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust.

General Information about Voting at the Meeting

All shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR ALL” of the Nominees for Managing General Partner and “FOR” each other Proposal, in accordance with the recommendations of the Managing General Partners.

Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a Proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) are not treated as votes “FOR” a Proposal. With respect to Proposal 1, abstentions and broker non-votes will have no effect on the outcome of the vote on a Nominee, since only votes “FOR” are considered in determining those persons with the highest number of votes. With respect to Proposals 2, 3 and 4, abstentions and broker non-votes will have the same effect as a vote against the Proposals, since their approval requires the affirmative vote of a percentage of the outstanding shares of the Fund or of a certain proportion of the shares present at the Meeting, as opposed to a percentage of votes cast. A majority of the outstanding shares must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Only Proposals 1 and 2 are “routine” matters and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposals 1 and 2. However, broker-dealer firms generally are not able to vote on a “non-routine” proposal, such as Proposals 3 and 4, in the absence of express voting instructions from beneficial owners. As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies voted by brokers on the routine proposals are considered votes present but are not votes on any non-routine proposals. Because both routine and non-routine proposals will be voted on at the Meeting, the Fund does not anticipate receiving broker non-votes with respect to Proposals 1 and 2, because they are considered routine proposals on which brokers may vote in their discretion. The Fund does anticipate receiving broker non-votes with respect to Proposals 3 and 4. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Fund knows of no business other than that mentioned in Proposals 1 through 4 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of partners based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Attending the Meeting

If you intend to attend the Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote your shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Fund at 1-800-959-4246 to obtain directions to the site of the Meeting.

Investment Adviser

The investment adviser for the Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Sub-Advisers

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH;

Invesco Asset Management Limited;

Invesco Asset Management (Japan) Limited;

Invesco Hong Kong Limited;

Invesco Senior Secured Management, Inc.; and

Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Sub-Advisers are indirect wholly owned subsidiaries of Invesco Ltd.

Certain Other Service Providers

The Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

TABLE OF CONTENTS

PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS	1
Nomination of Managing General Partners	1
Information Regarding Managing General Partners	1
Independent Managing General Partners and Nominees:	1
Board Qualifications and Experience	6
Independent Managing General Partners and Nominees	6
Interested Managing General Partners and Nominees	8
Compensation of Managing General Partners and Nominees	9
Fund Share Ownership by Managing General Partners and Nominees	10
ADDITIONAL INFORMATION ABOUT THE BOARD	11
Board Leadership Structure	11
Board Role in Risk Oversight	11
Board Committees	12
Partner Communications	15
Partner Approval	15
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
Audit and Other Fees	16
PROPOSAL 3: APPROVAL OF AN AGREEMENT AND PLAN OF REDOMESTICATION THAT PROVIDES FOR THE REORGANIZATION OF THE FUND AS A DELAWARE STATUTORY TRUST	18
What am I being asked to approve?	18
Has the Board of Managing General Partners approved the Redomestication?	18
What are the reasons for the proposed Redomestication?	18
What effect will the Redomestication have on me as a shareholder?	18
How do the laws governing the Fund pre- and post-Redomestication compare?	19
How do the governing documents of the Fund pre- and post-Redomestication compare?	20
Will there be any federal income tax consequences to partners resulting from the Redomestication?	22
What are the implications of the DE Trust’s election to be taxed as a RIC under Subchapter M of the Code?	24
When is the Redomestication expected to occur?	25
What is the required vote to approve the Redomestication?	25
What will happen if the Fund’s partners do not approve Proposal 3?	25
PROPOSAL 4: TO ELIMINATE THE FUNDAMENTAL RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ISSUED BY ANY OTHER INVESTMENT COMPANY OR INVESTMENT TRUST, AS REFLECTED IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION AND PARTNERSHIP AGREEMENT	26
What am I being asked to approve?	26
What Effect Will the Elimination of the Fundamental Restriction Have on the Fund?	27
What is the Required Vote to Approve Proposal 4?	27
What will happen if the Fund’s partners do not approve Proposal 4?	27
OTHER INFORMATION	27
Executive Officers of the Fund	27
Partner Information	30
Proxy Solicitation Expenses	30
Partner Proposals	31
Important Notice Regarding the Availability of Proxy Materials for the Meeting	31
General	31

Exhibits

EXHIBIT A	Form of Agreement and Plan of Redomestication	A-1
EXHIBIT B	Comparison of State Laws	B-1
EXHIBIT C	Comparison of Governing Documents	C-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

PROPOSAL 1:

ELECTION OF MANAGING GENERAL PARTNERS

Nomination of Managing General Partners

Thirteen Managing General Partners are to be elected, each to serve until the next annual meeting of Partners or until a successor is elected and qualified. If an incumbent Managing General Partner is not reelected, he/she shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Fund’s partnership agreement.

Information Regarding Managing General Partners

The business and affairs of the Fund are managed under the direction of its Board. This section of this Proxy Statement provides you with information regarding each incumbent Managing General Partner and Nominee that is proposed to serve on the Board. Managing General Partners of the Fund generally serve a term until the next annual meeting of partners of the Fund or until their successors are duly elected and qualified.

The tables below list the incumbent Managing General Partners and Nominees for Managing General Partner, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The Board will be composed of thirteen Trustees, including eleven Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Managing General Partners” and each an “Independent Managing General Partner”). All Managing General Partners and Nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

The term “Fund Complex” includes each of the open- and closed-end Invesco-branded registered management investment companies advised by the Adviser as of the date of this Proxy Statement. As of the date of this Proxy Statement, there were 144 funds in the Fund Complex.

The address of each Managing General Partner and Nominee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Independent Managing General Partners and Nominees:

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
David C. Arch (1945)	Current Managing General Partner and Nominee	Managing General Partner since 1998	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
James T. Bunch (1942)	Current Managing General Partner and Nominee	Managing General Partner Since 2014	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society

Bruce L. Crockett (1944)	Current Managing General Partner and Nominee	Managing General Partner Since 2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company) Independent Directors Council; and Investment Company Institute.	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)

Rodney F. Dammeyer (1940)	Current Managing General Partner and Nominee	Managing General Partner Since 2014

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

				144	Director of Quidel Corporation and Stericycle, Inc.

Albert R. Dowden (1941)	Current Managing General Partner and Nominee	Managing General Partner Since 2014

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group

				144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
			North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields (1952)	Current Managing General Partner and Nominee	Managing General Partner Since 2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)

Prema Mathai-Davis (1950)	Current Managing General Partner and Nominee	Managing General Partner Since 2014	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None

Larry Soll (1942)	Current Managing General Partner and Nominee	Managing General Partner Since 2014	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None

Hugo F. Sonnenschein (1940)	Current Managing General Partner and Nominee	Managing General Partner Since 1998	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. (1944)	Current Managing General Partner and Nominee	Managing General Partner Since 2014	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
Suzanne H. Woolsey, Ph.D. (1941)	Current Managing General Partner and Nominee	Managing General Partner Since 2003	Chief Executive Officer of Woolsey Partners LLC.	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology. Prior to 2014, Director of Fluor Corp. Prior to 2010, Trustee of the German Marshall Fund of the United States. Prior to 2010, Trustee of the Rocky Mountain Institute.

Interested Managing General Partners and Nominees:

Martin L. Flanagan(1) (1960)	Current Managing General Partner and Nominee	Managing General Partner Since 2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

				144	None

Philip A. Taylor(2) (1954)	Current Managing General Partner and Nominee	Managing General Partner Since 2014	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim	144	None

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years

Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust) and Invesco Management Trust; Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco

Name and Year of Birth of Managing General Partner or Nominee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Managing General Partner or Nominee	Other Directorships Held by Managing General Partner or Nominee During the Past Five Years
Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

(1)

Mr. Flanagan is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(2)	Mr. Taylor is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer and a director of the Adviser.

Board Qualifications and Experience

Independent Managing General Partners and Nominees

David C. Arch. Mr. Arch has been a member of the Board of the Fund since 1998 and a member of the board of other Invesco Funds since 1988. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

James T. Bunch. Mr. Bunch has been a member of the Board of the Fund since 2014 and a member of the board of other Invesco Funds since 2000. From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager. The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer and his experience as a director of other investment companies benefits the Fund.

Bruce L. Crockett. Mr. Crockett has been a member of the Board of the Fund since 2014 and a member of the board of other funds since 1978, and has served as Independent Chair of the Board since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ALPS (Attorneys Liability Protection Society) and is a life trustee of the University of Rochester Board of Directors. The Board believes that Mr. Crockett’s extensive experience in managing public companies and familiarity with investment companies and his experience as a director of other investment companies benefits the Fund.

Rodney F. Dammeyer. Mr. Dammeyer has been a member of the Board of the Fund since 2014 and a member of the board of other Invesco Funds since 2010. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the predecessor Van Kampen Funds complex. Mr. Dammeyer is chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to this, Mr. Dammeyer was responsible for managing all of Sam Zell’s non-real estate investment activity as managing partner of Equity Group Corporate Investments. From 1985 to 1995, Mr. Dammeyer was chief executive officer of Itel Corporation, which later changed its name to Anixter International. From 1983 to 1985, Mr. Dammeyer was senior vice president and chief financial officer of Household International, Inc. He was executive vice president and chief financial officer of Northwest Industries, Inc. from 1979 to 1983. After graduating from Kent State University in 1962, Mr. Dammeyer began his business career with Arthur Andersen & Co. and was admitted to partnership in 1970. He served as chairman of the firm’s advisory council and a member of the board of directors’ nominating committee. Mr. Dammeyer is a member of the boards of directors of Stericycle, Inc. and Quidel Corporation, in addition to several private companies. He also serves on the School of Leadership and Education Sciences (SOLES) Advisory Board of the University of San Diego, the board of directors of High Tech charter schools, and the California Charter Schools Association. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of other investment companies benefits the Fund.

Albert R. Dowden. Mr. Dowden has been a member of the Board of the Fund since 2014 and a member of the board of other Invesco Funds since 2000. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the boards of the Reich & Tang Funds, Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance. The Board believes that Mr. Dowden’s extensive experience as a corporate executive and lawyer and his experience serving as a director of other investment companies benefits the Fund.

Jack M. Fields. Mr. Fields has been a member of the Board of the Fund since 2014 and a member of the board of other Invesco Funds since 1997. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a non-profit organization dedicated to providing educational resources to people in need around the world through the use of technology. The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, and his experience serving as a director of other investment companies benefits the Fund.

Dr. Prema Mathai-Davis. Dr. Mathai-Davis has been a member of the Board of the Fund since 2014 and a member of the board of other Invesco Funds since 1998. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind. The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions and her experience serving as a director of other investment companies benefits the Fund.

Dr. Larry Soll. Dr. Soll has been a member of the Board of the Fund since 2014 and a member of the board of other Invesco Funds since 1997. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as a treasurer of a non-profit corporation. The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia and his experience serving as a director of other investment companies benefits the Fund.

Hugo F. Sonnenschein. Mr. Sonnenschein has been a member of the Board of the Fund since 1998 and a member of the board of other Invesco Funds since 2010. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Managing General Partner of the Fund and his experience as a director of other investment companies benefits the Fund.

Raymond Stickel, Jr. Mr. Stickel, Jr. has been a member of the Board of the Fund since 2014 and a member of the Board of other Invesco Funds since 2005. Mr. Stickel retired after a 35-year career with Deloitte & Touche (the Firm). For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the firm’s Accounting and Auditing Executive Committee. The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies and his experience as a director of other investment companies benefits the Fund.

Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board of the Fund since 2003 and a member of the board of other Invesco Funds since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Managing General Partner of the Fund and her experience as a director of other investment companies benefits the Fund.

Interested Managing General Partners and Nominees

Martin L. Flanagan. Mr. Flanagan has been a member of the Board of the Fund since 2014 and a member of the board of other Invesco Funds since 2007. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business. The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area and his experience as a director of other investment companies benefits the Fund.

Philip A. Taylor. Mr. Taylor has been a member of the Board since 2014 and a member of the board of other Invesco Funds since 2006. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble. The Board believes that Mr. Taylor’s long experience in the investment management business and his experience as a director of other investment companies benefits the Fund.

Compensation of Managing General Partners and Nominees

The compensation of Managing General Partners and executive officers who are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Fund pays the non-affiliated Managing General Partners an annual retainer and meeting fees for services to the Fund.

Additional information regarding compensation and benefits for Managing General Partners and Nominees that are proposed to serve on the Board is set forth below. As indicated in the notes accompanying the table, the amounts relate to the Fund’s most recently completed fiscal year ended December 31, 2014.

Name	Compensation from the Fund(1)	Estimated Annual Benefits Upon From Invesco Complex Upon Retirement(2)	Total Compensation from Fund Complex(3)
Independent Managing General Partners and Nominees
David C. Arch	$1,420	$205,000	$384,500
James T. Bunch	368	205,000	356,800
Bruce L. Crockett	627	205,000	661,000
Rodney F. Dammeyer	344	205,000	332,100
Albert R. Dowden	368	205,000	372,900
Jack M. Fields	320	205,000	345,700
Prema Mathai-Davis	368	205,000	372,900
Larry Soll	368	226,783	372,900
Hugo F. Sonnenschein	1,445	205,000	411,700
Raymond Stickel, Jr.	393	205,000	400,100
Suzanne H. Woolsey	3,133	—	253,500

(1)	Amounts shown are based on the fiscal year ended December 31, 2014.

(2)	These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

(3)	All trustees currently serve as trustee of 30 registered investment companies advised by Invesco.

Fund Share Ownership by Managing General Partners and Nominees

As of December 31, 2014, Managing General Partners and Nominees and executive officers owned, directly or beneficially, the number of shares of the Fund as follows:

Name	Number of Shares[1]
Independent Managing General Partners and Nominees
Arch	25.996
Bunch	7.955
Crockett	7.984
Dammeyer	25.996
Dowden	7.955
Fields	7.955
Mathai-Davis	7.955
Soll	7.955
Sonnenschein	25.996
Stickel	7.955
Woolsey	20.812
Interested Managing General Partners and Nominees
Flanagan	7.955
Taylor	7.955
Managing General Partners and Officers as a Group	170.424

[1]	In order to become a Managing General Partner of the Fund, each Nominee made investments in the Fund of at least $5,000.

As of Record Date, the Managing General Partners and Nominees and officers as a group owned less than 1% of the total shares outstanding of the Fund.

As of December 31, 2014, each Managing General Partner or Nominee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Managing General Partner or Nominee in the following dollar range amounts:

Name	Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Managing General Partner or Nominee in the Fund Complex
Independent Managing General Partners and Nominees
Arch	$10,001–$50,000	Over $100,000
Bunch	$1–$10,000	Over $100,000(1)
Crockett	$1–$10,000	Over $100,000(1)
Dammeyer	$10,001–$50,000	Over $100,000
Dowden	$1–$10,000	Over $100,000
Fields	$1–$10,000	Over $100,000(1)
Mathai-Davis	$1–$10,000	Over $100,000(1)
Soll	$1–$10,000	Over $100,000(1)
Sonnenschein	$10,001–$50,000	Over $100,000
Stickel	$1–$10,000	Over $100,000
Woolsey	$10,001–$50,000	Over $100,000
Interested Managing General Partners and Nominees
Flanagan	$1–$10,000	Over $100,000
Taylor	$1–$10,000	$1–$10,000

(1)

Includes total amount of compensation deferred by the Managing General Partner at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

ADDITIONAL INFORMATION ABOUT THE BOARD

The following includes information about the current structure of the Board, its leadership, its functioning and composition.

Board Leadership Structure

The Board is currently composed of thirteen board members, including eleven Independent Managing General Partners. In addition to nine regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Managing General Partner to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board Members generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s charter documents or By-laws, the designation of Chairman does not impose on such Independent Managing General Partner any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that its leadership structure, which includes an Independent Managing General Partner as Chairman, allows for effective communication between the Managing General Partners and Fund management, among the Board’s Managing General Partners and among its Independent Managing General Partners. The existing Board structure, including its committee structure, provides the Independent Managing General Partners with effective control over Board governance while also providing insight from the two interested Managing General Partners who are active officers of the Fund’s investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes will allow for the proper consideration of matters deemed important to the Fund and its shareholders and result in effective decision-making.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight Committees (as further described below) (the “Committees”). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Fund.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meets regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Fund of the investment in particular securities or instruments, such as derivatives. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

Invesco provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statement.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Oversight Committee (the Committees).

The members of the Audit Committee are Messrs. David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer (Vice-Chair), Raymond Stickel, Jr. (Chair), Dr. Larry Soll, and Ms. Suzanne H. Woolsey. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Fund; (iii) pre-approve all permissible audit and non-audit services that are provided to the Fund by its independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund’s independent registered public accountants to Invesco and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Fund’s audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Fund’s shareholder reports; (ix) review certain tax procedures maintained by the Fund; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Fund; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Fund who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Fund’s accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Fund’s net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Fund. The Board has adopted a formal written charter for its Audit Committee which sets forth the Audit Committee’s responsibilities. The Audit Committee charter is available at www.invesco.com/us.

The Audit Committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Public Company Accounting Oversight Board’s Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required under the Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the independent registered public accounting firm their independence. Based on this review, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities Exchange Commission (“SEC”).

Each member of the Audit Committee is deemed an audit committee financial expert. During the fiscal year ended December 31, 2014, the Audit Committee held six meetings.

The members of the Compliance Committee are Messrs. Bunch, Rodney F. Dammeyer (Vice-Chair), Dr. Soll (Chair) and Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the Independent Managing General Partners the appointment, compensation and removal of the Fund’s Chief Compliance Officer; (ii) recommending to the Independent Managing General Partners the appointment, compensation and removal of the Fund’s Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc. (IFG); (iii) reviewing any report prepared by a third party who is not an interested person of Invesco, upon the conclusion by such third party of a compliance review of Invesco; (iv) reviewing all reports on compliance matters from the Fund’s Chief Compliance Officer, (v) reviewing all recommendations made by the Senior Officer regarding Invesco’s compliance procedures; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) reviewing all reports made by Invesco’s Chief Compliance Officer; (viii) reviewing and recommending to the Independent Managing General Partners whether to approve procedures to investigate matters brought to the attention of Invesco’s ombudsman; (ix) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Fund or its service providers; and (x) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2014, the Compliance Committee held five meetings.

The members of the Governance Committee are Messrs. Arch, Crockett, Albert R. Dowden (Chair), Jack M. Fields (Vice-Chair), Hugo F. Sonnenschein, Dr. Prema Mathai-Davis and Ms. Woolsey. The Governance Committee is responsible for: (i) nominating persons who will qualify as Independent Managing General Partners for (a) election as Board Members in connection with meetings of shareholders of the Fund that are called to vote on the election of Board Members, (b) appointment by the Board as Board Members in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Board Members; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the Independent Managing General Partners; (vii) overseeing the selection of independent legal counsel to the Independent Managing General Partners; (viii) reviewing and approving the compensation paid to independent legal counsel to the Independent Managing General Partners; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. During the fiscal year ended December 31, 2014, the Governance Committee held six meetings.

The Governance Committee will consider nominees recommended by a shareholder to serve as Board Members, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Board Members will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board. The Governance Committee’s charter is available at www.invesco.com/us.

The members of the Investments Committee are Messrs. Arch, , Bunch (Chair), Crockett, Dammeyer (Vice-Chair), Dowden, Fields (Vice-Chair), Martin L. Flanagan, Sonnenschein (Vice- Chair), Stickel, Philip A. Taylor, Ms. Woolsey, and Drs. Mathai-Davis and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Fund, and to recommend what action the full Board and the Independent Managing General Partners take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2014, the Investments Committee held six meetings.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Fund and other Invesco Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Dr. Mathai-Davis (Chair), and Sonnenschein (Vice-Chair). The Board adopted written pricing procedures that conform to the fair value policies and procedures requirements of the 1940 Act and the rules and interpretations thereunder (“Pricing Procedures”). The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board (i) in the valuation of the Fund’s portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Invesco Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Invesco Funds, (iii) in the review of existing distribution arrangements for the Invesco Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Fund; and (b) to make regular reports to the full Board of the Invesco Funds.

With regard to valuation, the Board adopted written pricing procedures that conform to the fair value policies and procedures requirements of the 1940 Act and the rules and interpretations thereunder (“Pricing Procedures”). The Valuation, Distribution and Proxy Oversight Committee is responsible for (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from Invesco regarding fair value determinations made pursuant to the Pricing Procedures by Invesco’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of Invesco’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of Invesco evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) assisting Invesco’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the Liquidity Procedures) and other information from Invesco regarding liquidity determinations made pursuant to the Liquidity Procedures by Invesco and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues.

With regard to distribution and marketing, the Valuation, Distribution and Proxy Oversight Committee is responsible for (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Invesco Funds regarding distribution and marketing of the Invesco Funds and making recommendations to the full Board with respect thereto.

With regard to proxy voting, the Valuation, Distribution and Proxy Oversight Committee is responsible for (i) overseeing the implementation of the Proxy Voting Guidelines (the Guidelines) and the Proxy Policies and Procedures (the Proxy Procedures) by Invesco and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the

Proxy Procedures and information provided by Invesco and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting Invesco in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee which existed prior to 2008. During the fiscal year ended December 31, 2014, the Valuation, Distribution and Proxy Oversight Committee held six meetings.

During the fiscal year ended December 31, 2014, each of the Managing General Partners, except for Messrs. Flanagan and Taylor, attended at least 75% of the meetings of the Board and committee meetings thereof of which such Managing General Partner was a member during the period.

Partner Communications

Partners may send communications to the Board. Partners should send communications intended for the Board by addressing the communication directly to the Board (or individual Managing General Partner) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Managing General Partners) and by sending the communication to either the Fund’s office or directly to such Managing General Partner at the address specified for such Managing General Partner above. Other partner communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Partner Approval

With respect to the election of Managing General Partners, those persons receiving the highest number of votes “FOR,” cast at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting of partners or until their successors are elected and qualified.

THE MANAGING GENERAL PARTNERS RECOMMEND THAT YOU CAST YOUR VOTE “FOR ALL” OF THE NOMINEES FOR MANAGING GENERAL PARTNER OF THE FUND.

PROPOSAL 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including a majority of the Managing General Partners who are not “interested persons” of the Fund (as defined by the 1940 Act), appointed PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm of the Fund. The selection of the independent registered public accounting firm of the Fund is being submitted to partners for ratification

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees

The Fund was billed the amounts listed in the tables below by PwC during the Fund’s two prior fiscal years. In accordance with the adopted pre-approval policies and procedures, the audit committee has pre-approved 100% of all audit and non-audit services provided to the Fund by its independent registered public accounting firm. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available at www.invesco.com/us.

Audit Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed to the Fund by PwC for professional services rendered for the audit of the Fund’s annual financial statements are set forth in the table below.

Audit-Related Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed to the Fund by PwC for professional services rendered for audit-related services are set forth in the table below.

Tax Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth in the table below.

All Other Fees

For the Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of the Fund for professional services rendered for all other services are set forth in the table below. All of the other services for the two most recently completed fiscal years were approved by the audit committee in accordance with its pre-approval policies and procedures.

Covered Entities

For the Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Covered Entities”) are set forth in the tables below. The audit committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Fund. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Fund and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Fiscal Year Ended		Non-Audit Fees(1)
	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)	Total Non-Audit Fees	Total Fees
12/31/2014	$24,200	$0	$27,950	$0	$27,950	$52,150
12/31/2013	23,600	0	27,000	1,923	28,923	52,523

(1)

PwC billed for non-audit services rendered that were required to be pre-approved by the Fund’s audit committee in the amount of $574,000 for the fiscal year ended December 31, 2014, and $574,000 for the fiscal year ended December 31, 2013, to Covered Entities. Including the fees for services not required to be pre-approved by the Fund’s audit committee, PwC billed aggregate non-audit fees of $4,009,694 for the fiscal year ended December 31, 2014, and $1,645,309 for the fiscal year ended December 31, 2013, for non-audit services rendered to the Covered Entities.

(2)	Tax Fees includes fees billed for reviewing tax returns.

(3)	All Other Fees includes fees billed for completing professional services related to benchmark analysis.

THE MANAGING GENERAL PARTNERS RECOMMEND THAT YOU VOTE “FOR”

THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3:

APPROVAL OF AN AGREEMENT AND PLAN OF REDOMESTICATION THAT PROVIDES FOR THE REORGANIZATION OF THE FUND AS A DELAWARE STATUTORY TRUST

What am I being asked to approve?

Partners of the Fund are being asked to approve an Agreement and Plan of Redomestication (a “Plan of Redomestication”), substantially in the form attached to this Proxy Statement as Exhibit A, providing for the reorganization of the Fund from its current state and form of organization as a California limited partnership (a “CA LP”) to a newly formed Delaware statutory trust (the “DE Trust”). The Plan of Redomestication provides for the Fund to transfer all of its assets and liabilities to the DE Trust, after which Fund shareholders will own shares of the DE Trust and the Fund will be liquidated and terminated (the “Redomestication”).

By voting for this Proposal 3, you will be voting to become a shareholder of a fund organized as a Delaware statutory trust with portfolio characteristics, investment objective(s), strategies, risks, advisory agreements, subadvisory arrangements and other service arrangements that are substantially similar to those currently in place for the Fund. The DE Trust’s Board, including any persons elected under Proposal 1 in this proxy statement, and the officers of the DE Trust would be the same as those of the Fund, and would operate the DE Trust in essentially the same manner as they currently operate the Fund. Thus, on the effective date of the Redomestication, you would hold an interest in the DE Trust that is equivalent to your interest in the Fund.

Has the Board of Managing General Partners approved the Redomestication?

Yes. The Fund’s Board of Managing General Partners has reviewed and unanimously approved the Plan of Redomestication and this Proposal 3. The Managing General Partners recommend that the Fund’s partners vote “FOR” Proposal 3.

What are the reasons for the proposed Redomestication?

The purpose of the Redomestication is to change the form of organization of the Fund. The Fund was organized as a CA LP in 1977 in order to take advantage of certain tax benefits under tax laws that have since changed. Although the Fund’s tax status currently is grandfathered, the CA LP structure involves unique California and partnership requirements, as well as complex tax-reporting, accounting and other procedures for partners and the Fund. The Fund is the only CA LP among the family of 144 Invesco Funds, all of which are organized as Delaware statutory trusts. The Board and the Adviser believe that the Redomestication will serve to simplify tax-reporting for partners and assimilate the domicile, business structure and governing documents of the Fund with other Invesco Funds. This assimilation is expected increase administrative efficiencies in the operation of the Fund and may result in cost savings and more effective administration by eliminating differences in governing documents and controlling law. Among other things, the DE Trust will not have the costs and expenses of annual shareholder meetings, special legal services and California partnership filings.

The Redomestication also will provide shareholders of the DE Trust with the ability to exchange shares of the DE Trust into Class Y shares of other Invesco Funds. Because the DE Trust, like the Fund, will not permit reinvested dividends or other investments, the exchange feature provides shareholders with investment flexibility to invest in a different Invesco Fund share class for which they may otherwise be ineligible. The DE Trust will be closed to investments and shares cannot be exchanged into the DE Trust.

What effect will the Redomestication have on me as a shareholder?

The Redomestication will have no direct economic effect on Fund partners’ investments other than the potential cost savings described herein. Many characteristics of the Fund will not change. Upon completion of the Redomestication, the DE Trust will continue the business of the Fund with the same investment goals and strategies as those existing on the date of the Redomestication, and will hold a similar portfolio of securities to that previously held by the Fund. The DE Trust will be served by the same board members as trustees and officers, and will retain the same independent registered public accounting firm as the Fund. The DE Trust will continue to be closed to investors and will not permit dividend reinvestment. The DE Trust will generally not buy or sell securities for investment purposes, but rather hold the securities that were invested in-kind. However, sales may occur if it is believed to be in the best interests of the shareholders or to meet the Internal Revenue Code diversification requirements for regulated investment companies (“RICs”), even if capital gains may be recognized. The fees and expense structure of the Fund will not change, and the proposed advisory, subadvisory, administrative, custody and transfer agency service agreements are the same for the DE Trust as the current service agreements for the Fund. As the successor to the Fund’s operations, the DE Trust will adopt the Fund’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

If the Redomestication is approved and implemented, several characteristics of the Fund will change. For example, shareholders of the DE Trust will not have the right to vote annually to elect Trustees and ratify the selection of the independent registered public accounting firm, and shareholders will not have the right to vote to amend the DE Trust’s governing documents, (except in certain circumstances) or to terminate the DE Trust. Additional information regarding the differences between the Fund and the DE Trust is provided below.

The DE Trust was created solely for the purpose of becoming the successor to, and carrying on the business of, the Fund. To accomplish the Redomestication, the Plan of Redomestication provides that the Fund will transfer all of the its portfolio securities and any other assets, subject to all related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the Fund, which will then be distributed by the Fund to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the Fund on the date of the Redomestication. The net asset value of each share of the DE Trust will be the same as that of the Fund on the date of the Redomestication. As soon as practicable after the date of the Redomestication, the Fund will be dissolved and will cease its existence.

Shareholder approval of the Redomestication will be deemed to constitute approval of the advisory and subadvisory agreements, as well as a vote for the election of the trustees, of the DE Trust. Accordingly, the Plan of Redomestication provides that the sole initial shareholder of the DE Trust will vote to approve the advisory and subadvisory agreements (which, as noted above, will be identical in all material respects to the Fund’s current agreements) and to elect the trustees of the DE Trust (which, as noted above, will be the same as the Fund’s current Managing General Partners) after shareholder approval of the Redomestication but prior to the closing of the Redomestication.

By mutual agreement of the Fund and the DE Trust, at any time prior to the effective date of the Redomestication, the Plan of Redomestication may be terminated and the Redomestication abandoned if it is determined that proceeding with the Redomestication is inadvisable and not in the best interests of Fund shareholders.

How do the laws governing the Fund pre- and post-Redomestication compare?

After the Redomestication, the Fund will be a Delaware statutory trust governed by the Delaware Statutory Trust Act (the “DE Statute”). The DE Statute is similar in several respects to the laws governing the Fund’s current structure as a California limited partnership (the “CA Statute”), but there are certain notable differences, several of which are described below. Additional information regarding the differences between certain provisions of the DE Statute and the CA Statute is provided in Exhibit B.

A CA LP is formed by two or more persons, with at least one person acting as the general partner and at least one person in the role of limited partner, entering into a limited partnership agreement (written or oral), and the filing of a certificate of limited partnership with the California Secretary of State. A CA LP’s business and affairs are managed and controlled by one or more general partners, whereas limited partners normally do not participate in the management of a CA LP’s business. Under the CA Statute, the ownership interests in a CA LP are denominated as “partnership interests” and are held by limited partners and general partners. A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State, and its business and affairs are managed by or under the direction of one or more trustees. Under the DE Statute, the ownership interests in a DE Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

Both the CA Statute and the DE Statute provide broad flexibility and contractual freedom as to the terms of the governing documents and the resulting operation, management and activities of the entity. The CA Statute and the DE Statute recognize the authority of the governing document to determine the rights and responsibilities of the various parties, but provide default rules where certain specified matters are not addressed in the governing document. However, the CA State specifies a list of matters that the CA LP governing documents may not vary. For example, under the CA Statute, an agreement of merger must be approved by all general partners and the principal terms of the merger must be approved by a majority in interest of each class of limited partners, unless a greater approval is required by the governing documents. Under the DE Statute, the governing documents may provide for a lower shareholder voting requirement, or require no shareholder vote at all, for the merger of a DE Trust. Notwithstanding the terms of the governing documents, however, registered investment companies, such as the Fund and the DE Trust, remain subject to the voting requirements of the 1940 Act.

Under the CA Statute, general partners are liable for the debts and obligations of the CA LP, whereas limited partners generally are not liable for the debts and obligations of the CA LP unless they participate in the control of the CA LP. The CA Statute specifies certain activities of limited partners that are deemed not to involve control of the business. The DE Statute, however, provides explicitly that the trustees and shareholders of a DE Trust are not liable for obligations of the trust to the same extent as under Delaware corporate law.

Under the CA Statute, unless otherwise provided in the partnership agreement, a limited partner is permitted to transfer its transferable interest, which is defined in the CA Statute as a partner’s right to receive distributions. A transferee of a partnership interest may become a limited partner if and only to the extent that the partnership agreement provides and all of the general partners and a majority in interest of the limited partners consent, unless the partnership agreement provides for other consent requirements. The DE Statute, however, does not contain provisions relating to the ability of a DE Trust to permit or restrict transfers of beneficial interests.

The Board and the Adviser believe that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability of trustees and shareholders contained in the DE Statute will benefit the Fund and its partners.

How do the governing documents of the Fund pre- and post-Redomestication compare?

The Fund is governed by its Partnership Agreement and its Amended and Restated By-Laws (together, the “CA LP Governing Documents”), The DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “Declaration”) and its Bylaws (together, the “DE Trust Governing Documents,” and with the CA LP Governing Documents, the “Governing Documents”). Following is a summary of certain material differences between the CA LP Governing Documents and the DE Trust Governing Documents. Additional information regarding certain provisions of current and proposed Governing Documents of the Funds is provided in Exhibit C.

Under the CA LP Governing Documents, the business and affairs of the Fund are managed under the direction of its Board of Managing General Partners. Under the CA LP Governing Documents, only individuals may act as Managing General Partners, and at all times the Fund is required to have at least one corporate general partner, which shall act as a Non-Managing General Partner. The CA LP Governing Documents require that the Managing General Partners and the Non-Managing General Partners, as a group, own at all times not less than 1% of all the outstanding shares of the Fund. Under the DE Trust Governing Documents, business and affairs of the DE Trust are managed under the supervision of its Board of Trustees. The DE Trust Governing Documents do not require ownership of the DE Trust by the Trustees.

The CA LP Governing Documents require the Fund to hold annual meetings of partners for the purpose of electing Managing General Partners, ratifying the selection of the Fund’s independent registered public accounting firm and taking any other action that limited partners are permitted to take under the Partnership Agreement. Managing General Partners of the Fund generally serve a one-year term until the next annual meeting of partners of the Fund or until their successors are duly elected and qualified. The DE Trust Governing Documents do not require the DE Trust to hold annual meetings of shareholders, and Trustees of the DE Trust generally serve for the life of the DE Trust, subject to their earlier death, incapacitation, resignation, retirement or removal.

Under the CA LP Governing Documents, the election of Managing General Partners requires candidates to receive the highest number of votes cast, up to the number of Managing General Partners proposed to be elected, to serve until the next annual meeting or until their successors are elected and qualified. The removal of a Managing General Partner requires the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares. Under the DE Trust Governing Documents, the Trustees of the DE Trust are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). The removal of one or more Trustees by shareholders requires the affirmative vote of shareholders owning at least two-thirds of the outstanding shares entitled to vote.

Under the CA LP Governing Documents, a merger or sale of all or substantially all of the assets of the Fund must be approved by the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares. Under the DE Trust Governing Documents, a merger or sale of all or substantially all of the assets of the DE Trust must be approved by a majority of the votes cast, except that no shareholder vote is required when the primary purpose of such merger or sale is to change the DE Trust’s domicile or form of organization. In addition, no shareholder vote is required for a merger of the DE Trust if, after giving effect to such merger, based on the number of outstanding shares as of a date selected by the Trustees, the shareholders of the DE Trust will have a majority of the outstanding shares of the surviving company.

The CA LP Governing Documents require the termination of the Fund to be approved by a majority of the Fund’s outstanding shares, whereas shareholder approval is not required to terminate the DE Trust.

An amendment to the CA LP Governing Documents requires the approval of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares, except that partner approval is not required for amendments to admit additional or substituted limited partners or to return or reduce the amount of capital contributions of partners. Amendments to the DE Trust Governing Documents do not require shareholder approval, except that (i) approval of a majority of the shares cast is required for any amendment to the Declaration that would affect the shareholders’ right to vote, and (ii) approval of two-thirds of the outstanding shares entitled to vote is required for any amendment to the Declaration having the effect of reducing the indemnification provided to shareholders or former shareholders.

The CA LP Governing Documents provide that a quorum for a meeting of general and limited partners will exist if more than 50% of the outstanding shares are present at the meeting in person or by proxy. The DE Trust Governing Documents provide that a quorum will exist if the holders of one-third of the outstanding shares entitled to vote at the meeting are present in person or represented by proxy, unless a different quorum is required by applicable law or by the DE Trust Governing Documents.

As discussed in Proposal 4, the Partnership Agreement lists several investment limitations that may not be changed without the approval of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares. These investment limitations and voting requirements are also described in the Fund’s SAI. The DE Trust’s Governing Documents do not address investment limitations. However, each of the investment limitations included in the Fund’s Partnership Agreement and SAI, except for the restriction on purchasing securities issued any other investment company or investment trust pending partnership approval, and the related voting requirement are stated in the DE Trust’s SAI.

Under the CA LP Governing Documents, each partner is entitled to receive a certificate representing their interest in the Fund, whereas the DE Trust Governing Documents provide that the DE Trust will not issue share certificates and no shareholder has the right to demand or require that a certificate be issued. In addition, partners of the Fund have the right to inspect the Fund’s books and records, whereas shareholders of the DE Trust have no right to inspect the books and records of the DE, but may submit a written request to be considered by the DE Trust’s Trustees.

The indemnification provisions of the Governing Documents are generally similar, except that the DE Trust Governing documents also extend indemnification provisions to expressly cover employees and agents of the DE Trust, as well as expenses reasonably incurred in connection with any proceeding to which a covered person is involved as a witness by reason of the fact that such person is a covered person.

The CA LP Governing Documents require the Fund to maintain at least one corporate Non-Managing General Partner that is required to maintain a capital contribution in the Fund. The Fund currently has two Non-Managing General Partners, Invesco Advisers, Inc. and Van Kampen Exchange Corp. (“VKEC”), which together hold an approximate 1.7% partnership interest in the Fund. The DE Trust Governing Documents do not require the DE Trust to have a corporate Non-Managing General Partner or for the Adviser or VKEC to maintain an interest in the DE Trust. As a result, it is anticipated that the Fund’s Non-Managing General Partners will redeem their investment in the Fund at the time of the Redomestication. If the Fund must liquidate investments to redeem the Fund’s Non-Managing General Partners, the Fund might recognize gain that will result in additional taxable income to all partners.

Will there be any federal income tax consequences to partners resulting from the Redomestication?

The following is a general summary of the material U.S. federal income tax considerations of the Redomestication and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current published revenue procedures and revenue rulings issued by the Internal Revenue Service (“IRS”), present published administrative positions of the IRS and existing published judicial decisions, all of which are subject to change either prospectively or retroactively. These considerations are general in nature and individual partners should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to partners who hold their shares in a tax-deferred account.

The Redomestication is intended to be a tax-free exchange pursuant to Section 351(a) of the Code. The principal federal income tax considerations that are expected to result from the Redomestication generally are as follows:

•	no gain or loss will be recognized by the Fund or its partners as a result of the Redomestication;

•	no gain or loss will be recognized by the DE Trust as a result of the Redomestication;

•

the aggregate adjusted tax basis of the shares of the DE Trust to be received by a partner of the Fund will equal the aggregate adjusted tax basis of the partner’s shares of the Fund, subject to adjustments to reflect the decrease, as a result of the Redomestication, in the share of Partnership liabilities deemed allocable to the partner under applicable tax rules; and

•

the holding period of the shares of the DE Trust received by a partner of the Fund will be based on the Fund’s holding period in its assets immediately prior to the Redomestication, rather than the amount of time the partner has held its shares of the Fund.

Neither the Fund nor the DE Trust has requested or will request an advance ruling from the IRS as to the federal income tax consequences of the Redomestication. As a condition to closing, Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) will render a favorable opinion to the Fund and the DE Trust as to the foregoing federal income tax consequences of the Redomestication, which opinion will be subject to certain limitations and qualifications and conditioned upon, among other things, the accuracy, as of the closing date, of certain representations of the Fund and the DE Trust upon which Stradley Ronon will rely in rendering its opinion. Opinions of counsel are not binding upon the IRS or the courts. The opinion is not a guarantee that the tax consequences of the Redomestication will be as described herein, and it is possible that the IRS could disagree with the opinion. If the Redomestication is consummated but the IRS or the courts determine that the Redomestication does not qualify as a tax-free exchange under the Code, and thus is taxable, the Fund would recognize gain or loss on the transfer of its assets to the DE Trust and the partners would recognize their distributive share of such gain or loss. The Plan of Redomestication provides that it may be terminated by the mutual agreement of the Fund and the DE Trust, notwithstanding approval thereof by the Fund’s partners, at any time prior to closing of the Redomestication, if circumstances should develop that, in such parties’ judgment, make proceeding with the Redomestication inadvisable. Such circumstances may include, without limitation, a determination that the Redomestication cannot qualify as a tax-free exchange under the Code.

Notably, shareholders of the DE Trust will be taxed differently than as partners of the Fund. Unlike most open-end funds, which elect to be taxed as RICs under Subchapter M of the Code, the Fund is taxed as a partnership for federal income tax purposes. The DE Trust intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code.

Each partner of the Fund generally is required to report on the partner’s individual federal, state and local income tax returns the partner’s allocable share of the Fund’s income, gains, losses, deductions and expenses for the taxable year of the Fund ending with or within the partner’s taxable year, regardless of whether cash or other properties are distributed. For federal income tax purposes, capital gain or loss of the Fund is allocated equally among shares outstanding on the day recognized, and all other items of the Fund’s income, gain, loss, deduction and expense during a taxable year of the Fund are allocated to each partner proportionally. Following the close of the Current Fund’s taxable year end, each partner receives a Schedule K-1 (Partner’s Share of Income, Deductions, Credits, etc.) reporting the tax status of a partner’s distributive share of the Fund’s income, capital gains, deductions, and distributions for the Current Fund’s previous taxable year.

On the other hand, shareholders of the DE Trust will be taxed based on the amount and type of distributions they receive from the DE Trust. The DE Trust intends to distribute sufficent amounts of its investment income and net capital gain at least annually to satisfy the distribution requirements applicable to RICs under the Code and to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. Distributions of investment income and net short-term capital gain are generally taxable as ordinary income, subject to certain exceptions. Distributions of net long-term capital gains that are properly reported by the DE Trust to shareholders as capital gain dividends are taxable as long-term capital gains to the DE Trust’s shareholders. Each year, commencing with the first year for which the DE Trust is taxed as a RIC, the DE Trust will send a Form 1099, instead of a Schedule K-1, to each shareholder showing the earnings that the shareholder must report for federal income tax purposes on dividends and/or capital gains, if any, distributed by the DE Trust. Thus, tax reporting of the DE Trust will be generally similar to any other mutual fund once it elects to be taxed as a RIC.

Because shares of the DE Trust are not publicly offered, the DE Trust will report certain of its investment expenses to shareholders on Form 1099, and the shareholders may be limited in deducting those investment expenses for tax purposes. Shares of the DE Trust are not treated as publicly offered for this purpose because such shares will not be: (i) continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended); (ii) regularly traded on an established securities market; or (iii) held by or few no fewer than 500 persons at all times during a taxable year). However, partners of the Fund have a similar limitation in deduction; therefore, the shareholder experience is not expected to materially change.

This description of the federal income tax consequences of the Redomestication is not intended to address all of the U.S. federal income tax consequences of the Redomestication and does not take into account each limited partner’s particular facts and circumstances. The tax rules regarding transactions such as the Redomestication are complex, and limited partners should consult their own tax advisors as to the specific individual consequences of the Redomestication, including the applicability and effect of state, local, foreign and other tax laws.

What are the implications of the DE Trust’s election to be taxed as a RIC under Subchapter M of the Code?

As noted above, the DE Trust intends to elect to be treated as and to qualify each year to be taxed as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the DE Trust must satisfy certain requirements of the Code applicable to RICs regarding the type of income it earns, the diversification of its assets and the distribution of its income. With respect to diversification of the DE Trust’s assets, the Code requires the following conditions to be met at the close of each quarter of the DE Trust’s tax year (the “RIC asset diversification test”):

1.

At least 50% of the value of the DE Trust’s assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the DE Trust has not invested more than 5% of the value of its total assets in securities of an issuer and as to which the DE Trust does not hold more than 10% of the outstanding voting securities of the issuer); and

2.

no more than 25% of the value of the DE Trust’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the DE Trust controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of qualified publicly traded partnerships.

To enable the Fund to satisfy the RIC asset diversification test, the Fund anticipates selling certain of its portfolio securities prior to the closing date of the Redomestication. The securities to be sold equal in value approximately 9.2% ($6.6 million) of the Fund’s net asset value (NAV). Such sales will result in a taxable gain to the Fund equal in value to approximately 8% ($5.4 million) of the Fund’s NAV. (Percentages and dollar values stated in the two immediately preceding sentences are based on information as of April 30, 2015, and are presented on a tax basis instead of a book (GAAP) basis). As a result of such sales, each partner of the Fund, will, in turn, be required to report his or her allocable share of such gain on his or her federal, state and local tax returns for the taxable year in which such securities are sold. The Fund plans to distribute cash to support partners’ additional expected tax.

After the first quarter of the DE Trust’s first tax year as a RIC, the DE Trust will not fail the RIC asset diversification test because of market fluctuations in the value of its securities (the “market value exception”). Under this exception, a discrepancy between the value of the DE Trust’s investments and the requirements of the RIC asset diversification test will not result in noncompliance with such test unless the discrepancy exists immediately after an “acquisition” of any security or other property by the DE Trust and is wholly or partly a result of such acquisition. The DE Trust generally intends to rely on the market value exception for positions that appreciate above the RIC asset diversification test threshold after the purchase of the security for purposes of continuing to qualify as a RIC after the first quarter of the DE Trust’s taxable year. Although the DE Trust does not anticipate disposing of portfolio securities in future periods, such dispositions might be necessary to generate cash necessary to satisfy shareholder redemption requests or for the DE Trust to maintain its compliance with the RIC asset diversification test (as a result of “corporate actions” involving the DE Trust’s portfolio securities (e.g., a reorganization or merger involving a portfolio security held by the DE Trust) or shareholder redemptions, both of which may be viewed as “acquisitions” of a security by the DE Trust for federal income tax purposes in applying the RIC asset diversification test). If the DE Trust is required to sell portfolio securities, the DE Trust might realize gain that the DE Trust will distribute to its shareholders in compliance with the distribution rules applicable to RICs. Such gain will be distributed to DE Trust shareholders as either a dividend (taxable as ordinary income) or a capital gain distribution (depending on the holding period of the securities sold by the DE Trust).

When is the Redomestication expected to occur?

If the partners of the Fund approve Proposal 3, it is anticipated that Redomestication will occur on or around September 30, 2015.

What is the required vote to approve the Redomestication?

The Redomestication must be approved by the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares.

What will happen if the Fund’s partners do not approve Proposal 3?

If Proposal 3 is not approved by the Fund’s partners, or if the Redomestication is for other reasons not able to be completed, the Redomestication would not occur, and the Fund’s Board of Managing General Partners will consider other possible courses of action for the Fund, including continuing to operate as a California limited partnership.

THE MANAGING GENERAL PARTNERS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 3.

PROPOSAL 4:

TO ELIMINATE THE FUNDAMENTAL RESTRICTION PROHIBITING THE PURCHASE OF SECURITIES ISSUED BY ANY OTHER INVESTMENT COMPANY OR INVESTMENT TRUST, AS REFLECTED IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION AND PARTNERSHIP AGREEMENT

What am I being asked to approve?

At a meeting held on May 20, 2015, the Board of Managing General Partners, upon the recommendation of the Adviser, unanimously approved a proposal to eliminate the following fundamental investment restriction of the Fund (the “Fundamental Restriction”):

The Fund may not purchase securities issued by any other investment company or investment trust.

The Fundamental Restriction is included in the Fund’s SAI and separately in the Partnership Agreement.

The 1940 Act requires all registered investment companies to have “fundamental” investment policies governing certain investment practices. Investment companies also may voluntarily designate policies relating to other investment practices as fundamental. Under the 1940 Act, a “fundamental” investment policy may be modified only by a vote of a majority of the investment company’s outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities (a “1940 Act Majority Vote”).

The Fundamental Restriction is not required by the 1940 Act. The Fund incorporated the Fundamental Restriction in the Partnership Agreement, which, similar to the 1940 Act requirements for changing a fundamental policy, requires a 1940 Act Majority Vote to remove the Fundamental Restriction.

The Board and the Adviser believe there are several advantages to eliminating the Fundamental Restriction. First, eliminating the Fundamental Restriction will enable the Fund to participate in the Invesco Funds’ cash management program, which consists of funds’ uninvested cash balances being swept into the Invesco money market funds and may provide the following benefits relative to direct investments in overnight vehicles and/or cash: (i) increased diversification and safety; (ii) increased liquidity, (iii) higher net returns; and (iv) decreased operational risks. Second, eliminating the Fundamental Restriction will provide the Fund with the flexibility to invest in other investment companies, such as mutual funds, exchange-traded funds, or collective trusts, to the extent permitted under the 1940 Act, which could enhance the Fund’s diversification. Third, the Fundamental Restriction is unique to the Fund relative to other Invesco Funds, which may cause operational inefficiencies and increases the potential for errors. Therefore, eliminating the Fundamental Restriction may enable the Fund and its service providers to monitor portfolio compliance more efficiently and effectively across all of the Invesco Funds.

If the proposal to eliminate the Fundamental Restriction is approved by partners, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies. (The 1940 Act’s restrictions generally specify that a fund, other than certain fund of funds and master-feeder arrangements, may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of the fund’s total assets in another fund’s securities, or have more than 10% of the fund’s total assets invested in securities of all other funds, although the SEC’s rules do permit a fund to invest in money market investment companies and certain registered funds advised by the Adviser without regard to such limitations.)

What Effect Will the Elimination of the Fundamental Restriction Have on the Fund?

The proposed elimination of the Fundamental Restriction is not expected to affect any of the Fund’s investment objectives or current principal investment strategies. Likewise, it is not anticipated that the proposed elimination of the Fundamental Restriction will change materially the manner in which the Fund currently is managed and operated, or the material risks currently associated with investing in the Fund, except that the Fund will invest its available cash in an Invesco money market fund.

What is the Required Vote to Approve Proposal 4?

The proposed elimination of the Fundamental Restriction must be approved by the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares.

If the proposed elimination of the Fundamental Restriction is approved, the Fundamental Restriction will be eliminated regardless of whether the Fund’s partners approve any of the other proposals.

Because the Fundamental Restriction is incorporated in the Fund’s Partnership Agreement, and a change to the Fundamental Restriction requires the same vote under both the 1940 Act and the Partnership Agreement, partner approval of the proposal to eliminate the Fundamental Restriction also will constitute partner approval to remove the Fundamental Restriction from the Partnership Agreement in the event that the proposed reorganization of the Fund to a Delaware statutory trust is not approved by partners.

What will happen if the Fund’s partners do not approve Proposal 4?

If Proposal 4 is not approved by the Fund’s partners, and the proposed Redomestication of the Fund to a Delaware statutory trust is not approved or is otherwise not able to be completed, the Fundamental Restriction will remain in effect for the Fund.

THE MANAGING GENERAL PARTNERS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 4.

OTHER INFORMATION

Executive Officers of the Fund

The following information relates to the executive officers of the Fund other than the President and Principal Executive Officer. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund are appointed annually by the Managing General Partners and serve for one year or until their respective successors are chosen and qualified. The Fund’s officers, except for the CCO and Senior Officer, do not receive compensation from the Fund. The Fund’s officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
Russell C. Burk (1958) Senior Vice President and Senior Officer	Senior Vice President and Senior Officer, The Invesco Funds

John M. Zerr (1962) Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris (1964) Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and Powershares Actively Managed Exchange-Traded Commodity Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
Karen Dunn Kelley (1960) Vice President	Senior Managing Director, Investments Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only).

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only).

Crissie M. Wisdom (1969) Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Todd L. Spillane (1958) Chief Compliance Officer	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Partner Information

As of the Record Date, to the knowledge of the Fund, no partner owned beneficially more than 5% of the Fund’s outstanding shares except as set forth below:

Name and Address of Partner	Amount of Ownership as of the Record Date	Approximate Percentage Owned as of the Record Date
Comerica Bank Cust P.O. Box 75000 Detroit, MI 48275-3446	23,867.00	19.87%

Comerica Bank Agent for Edward and Helen Mardigian P.O. Box 75000 Detroit, MI 48275-3446	19,838.00	16.52%

Gordon E. Moore & Betty I. Moore TR FBO Gordon E. Moore & Betty I. Moore Trust Woodside, CA	11,184.00	9.31%

Michael Lloyd DOW TR Estate Planning Trust # 1 Charlevoix, MI	7,704.00	6.42%

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies for the Election of Managing General Partners and Ratification of Auditors will be borne by the Fund. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Fund, the Adviser or its affiliates, by the transfer agent of the Fund and by dealers or their representatives. The Fund may also retain Computershare Fund Services, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of solicitation by Computershare Fund Services is approximately $2,000.

The Adviser has agreed to bear non-routine expenses associated with the Meeting in excess of customary costs associated with an annual Partner meeting.

Partner Proposals

To be considered for presentation at a partners’ meeting, rules promulgated by the SEC require that, among other things, a partner’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Partner proposals intended to be presented at the year 2016 annual meeting of partners for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934 (the “Exchange Act”), must be received by the Fund at the Fund’s principal address by March 12, 2016. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than May 26, 2016. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any partner who wishes to submit proposals for consideration at a meeting of the Fund’s partners should send such proposal to the Fund at the principal executive offices of the Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: President.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Proxy Statement will be available online at www.proxy-direct.com/INV-26689 through the date of the Meeting.

Only one copy of this proxy statement will be delivered to multiple partners sharing an address unless we have received contrary instructions from one or more of the partners. Upon request, we will deliver a separate copy of this proxy statement to a partner at a shared address to which a single copy of this proxy statement was delivered. Any partner who wishes to receive a separate proxy statement should contact their Fund at 1-866-209-2450.

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, for inspection by any partner during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

/s/ John M. Zerr

Senior Vice President, Secretary and Chief Legal Officer

July 10, 2015

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REDOMESTICATION

THIS AGREEMENT AND PLAN OF REDOMESTICATION (“Agreement”) is made as of the             day of             , 2015 by and among (i) the Invesco Exchange Fund, a California limited partnership (the “Predecessor Fund”); (ii) the Invesco Exchange Fund, a Delaware statutory trust (the “Successor Fund” and, together with the Predecessor Fund, the “Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).

This Agreement contemplates a redomestication of the Predecessor Fund from a California limited partnership to a Delaware Statutory Trust. The Successor Fund intends to elect to be classified as an association taxable as a corporation under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. The redomestication contemplated herein pursuant to this Agreement is intended to constitute a tax-free exchange under Section 351(a) of the Code.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1.	TRANSFER OF ASSETS OF THE PREDECESSOR FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Predecessor Fund agrees to transfer all of its Assets (as defined in paragraph 1.2) and to assign and transfer all of its liabilities, debts, obligations, restrictions and duties (whether known or unknown, absolute or contingent, accrued or unaccrued and including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund’s Declaration of Trust or otherwise) to the Successor Fund, organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the Predecessor Fund. The Successor Fund agrees that in exchange for all of the assets of the Predecessor Fund: (1) the Successor Fund shall assume all of the liabilities of the Predecessor Fund, whether contingent or otherwise and (2) the Successor Fund shall issue shares of beneficial interest (together, the “Successor Fund Shares”) to the Predecessor Fund. The number of Successor Fund Shares issued by the Successor Fund to holders of shares of the Predecessor Fund will be identical to the number of shares of the Predecessor Fund (together, the “Predecessor Fund Shares”) outstanding on the Valuation Date provided for in paragraph 2.1.

1.2. The assets of the Predecessor Fund to be acquired by the Successor Fund (“Assets”) shall include all assets, property and goodwill, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends or interest receivable, and any deferred or prepaid expense shown as an asset on the books of the Predecessor Fund on the Closing Date.

1.3 On the Closing Date, the Predecessor Fund will distribute, in complete liquidation, the Successor Fund Shares to each Predecessor Fund partner, determined as of the close of business on the Valuation Date, pro rata in proportion to such shareholder’s beneficial interest in the Predecessor Fund and in exchange for that shareholder’s Predecessor Fund shares. Such distribution will be accomplished by recording on the books of the Successor Fund, in the name of each Predecessor Fund partner, the number of Successor Fund Shares representing the pro rata number of Successor Fund Shares received from the Successor Fund which is due to such Predecessor Fund partner. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

1.4. At the Closing, any outstanding certificates representing Predecessor Fund Shares will be cancelled. The Successor Fund shall not issue certificates representing Successor Fund Shares in connection with such exchange, irrespective of whether Predecessor Fund partners hold their Predecessor Fund Shares in certificated form. Ownership of the Successor Fund Shares by each Successor Fund shareholder shall be recorded separately on the books of the Successor Fund’s transfer agent.

1.5. The legal existence of the Predecessor Fund shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, the Predecessor Fund shall not conduct any business except in connection with its termination and dissolution.

2.	VALUATION

2.1. The value of the Predecessor Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Date”), using the Predecessor Fund’s valuation procedures established by the Predecessor Fund’s Board of Managing General Partners.

2.2. The net asset value per share of Successor Fund Shares issued in exchange for the Assets of the Predecessor Fund, shall be equal to the net asset value per share of the Successor Fund Shares on the Closing Date, and the number of such Successor Fund Shares shall equal the number of full and fractional Predecessor Fund Shares outstanding on the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1. The redomestication contemplated herein shall close on                     , 2015 or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the redomestication (the “Closing”) shall be deemed to take place simultaneously as of 9:00 a.m., Eastern Time on the Closing Date of the redomestication unless otherwise agreed to by the parties (the “Closing Time”).

3.2. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Predecessor Fund represents and warrants to the Successor Fund as follows:

4.1.1. At the Closing Date, the Predecessor Fund will have good and marketable title to the Assets to be transferred to the Successor Fund pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. Upon delivery and in payment for such Assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

4.1.2. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Predecessor Fund and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Successor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Predecessor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

4.1.3. No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority (“FINRA”) or any stock exchange on which shares of the Predecessor

Fund are listed is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date); and

4.1.4. The Predecessor Fund will have filed with the Securities and Exchange Commission (“SEC”) proxy materials (the “Proxy Statement”), complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the “1940 Act”), the 1933 Act (if applicable) and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the redomestication contemplated herein.

4.2. The Successor Fund represents and warrants to the Predecessor Fund as follows:

4.2.1. At the Closing Time, the Successor Fund will be duly formed as a statutory trust, validly existing, and in good standing under the laws of the State of Delaware;

4.2.2 The Successor Fund Shares to be issued and delivered to the Predecessor Fund pursuant to the terms of this Agreement will, at the Closing Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding and fully paid and non-assessable by the Successor Fund;

4.2.3 At the Closing Time, the Successor Fund shall succeed to the Predecessor Fund’s registration statement filed under the 1940 Act with the SEC and thus will become duly registered under the 1940 Act as an open-end management investment company;

4.2.4 Prior to the Closing Time, the Successor Fund shall not have commenced operations and there will be no issued and outstanding shares in the Successor Fund, except shares issued by the Successor Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take such actions as are required to be taken by shareholders under the 1940 Act in connection with establishing a new fund;

4.2.5. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Successor Fund, and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Predecessor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Successor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

4.2.6. No consent, approval, authorization, or order of any court, governmental authority, FINRA or stock exchange on which shares of the Successor Fund are listed is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date);

4.2.7. The Successor Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act (if applicable), the 1940 Act and such state or District of Columbia securities laws as it may deem appropriate in order to operate after the Closing Date; and

4.2.8 The Successor Fund is, and will be at the Closing Time, a newly created Delaware statutory trust, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets of the Predecessor Fund in connection with the redomestication contemplated herein.

5.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUND AND THE SUCCESSOR FUND

The obligations of the Predecessor Fund and the Successor Fund are each subject to the conditions that on or before the Closing Date:

5.1. This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees/Managing General Partners of each of the Predecessor Fund and the Successor Fund and by the requisite vote of the Predecessor Fund’s shareholders;

5.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state or District of Columbia securities authorities) deemed necessary by the Predecessor Fund or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Predecessor Fund or the Successor Fund, provided that either party hereto may waive any of such conditions for itself;

5.3. Prior to or at the Closing, the Successor Fund shall enter into or adopt such agreements as are necessary for the Successor Fund’s operation as an open-end investment company and such agreements shall be substantially similar to any corresponding agreement of the Predecessor Fund; and

5.4. The Predecessor Fund and the Successor Fund shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), in form and substance reasonably acceptable to the Predecessor Fund and the Successor Fund, as to the matters set forth on Schedule 5.4. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Predecessor Fund and the Successor Fund and others, and the officers of the Predecessor Fund and the Successor Fund shall use their best efforts to make available such truthful certificates.

6.	FEES AND EXPENSES

IAI will bear the expenses relating to the redomestication contemplated herein.

The Successor Fund and Predecessor Fund represents and warrants to the other that there are no broker’s or finder’s fees payable in connection with the transactions contemplated hereby.

7.	TERMINATION

The Agreement may be terminated by the mutual agreement of the Predecessor Fund and the Successor Fund, notwithstanding approval thereof by the shareholders of the Predecessor Fund, at any time prior to Closing, if circumstances should develop that, in such parties’ judgment, make proceeding with this Agreement inadvisable.

8.	AMENDMENT

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Predecessor Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be distributed to the Predecessor Fund’s shareholders under this Agreement to the detriment of such Predecessor Fund partners without their further approval.

9.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

9.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

9.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

9.4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the Predecessor Fund and the Successor Fund and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

9.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Predecessor Fund or the Successor Fund as provided in the governing documents of such Funds. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

9.6. The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date; provided that the covenants to be performed after the Closing shall survive the Closing.

9.7. The Predecessor Fund and the Successor Fund, by consent of their respective Board of Directors/Managing General Partners or any officer, may waive any condition to its obligations hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Predecessor Fund or Successor Fund, as applicable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by fax or certified mail addressed to the Predecessor Fund and the Successor Fund, each at 1555 Peachtree Street, N.E. Atlanta, GA 30309, Attention: Secretary, fax number                     .

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Invesco Advisers, Inc.		Invesco Exchange Fund, a California limited partnership

By:		By:
	Name:		Name:
	Title:		Title:

Invesco Exchange Fund, a Delaware Statutory Trust

By:
Name:
Title:

Schedule 5.4

Tax Opinion

i. No gain or loss will be recognized by Predecessor Fund upon the transfer of its assets to, and assumption of certain stated liabilities by, Successor Fund in exchange solely for Successor Fund Shares, as provided for in the Plan, pursuant to Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and Rev. Rul. 84-111, 1984-2 CB 88 (Situation 1).

ii. No gain or loss will be recognized by Successor Fund upon the receipt by it of the assets of Predecessor Fund in exchange solely for the assumption of stated liabilities of Predecessor Fund and issuance of Successor Fund Shares, pursuant to Section 1032(a) of the Code.

iii. The tax basis of the assets of Predecessor Fund received by Successor Fund will be the same as the tax basis of such assets in the hands of Predecessor Fund immediately prior to the Transfer, pursuant to Section 362(a) of the Code, subject to the limitation on importation of built-in losses under Section 362(e) of the Code and certain special rules, including those relating to acquisition premium and bond premium under Sections 1272 and 171 of the Code.

iv. The holding period of the assets of Predecessor Fund in the hands of Successor Fund will include the periods during which such assets were held by Predecessor Fund, pursuant to Section 1223(2) of the Code.

v. The holding period of the Successor Fund Shares to be constructively received by Predecessor Fund will include the holding period of the assets that were transferred by Predecessor Fund to Successor Fund, provided that the assets were held by Predecessor Fund as capital assets on the date of transfer, pursuant to Section 1223(1) of the Code.

vi. No gain or loss will be recognized by Predecessor Fund upon the constructive distribution of the Successor Fund Shares to Predecessor Fund’s partners in complete liquidation, pursuant to Section 731(b) of the Code.

vii. No gain or loss will be recognized by the partners of Predecessor Fund upon the exchange of all of their Predecessor Fund Shares for Successor Fund Shares, pursuant to Section 731(a) of the Code.

viii. The aggregate tax basis of the Successor Fund Shares to be received by each partner of Predecessor Fund will be the same as the aggregate tax basis of the Predecessor Fund Shares exchanged therefor, pursuant to Section 732(b) of the Code.

ix. The holding period of the Successor Fund Shares in the hands of a partner of Predecessor Fund will include the periods during which the Successor Fund Shares were held by Predecessor Fund (which includes the periods during which assets transferred by Predecessor Fund to Successor Fund were held by Predecessor Fund), pursuant to Section 735(b) of the Code.

EXHIBIT B

Comparison of State Laws

	Delaware Statutory Trust	California Limited Partnership
Governing Documents/ Governing Body	A Delaware statutory trust (a “DE Trust”) is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the Delaware Statutory Trust Act (the “DE Statute”) whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, a DE Trust is granted a significant amount of organizational and operational flexibility. Delaware law permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A California limited partnership (a “CA LP”) is formed by two or more persons, with at least one person acting as the general partner and at least one person in the role of limited partner, entering into a limited partnership agreement (written or oral), and the filing of a certificate of limited partnership with the California Secretary of State. A CA LP is organized under the California Uniform Limited Partnership Act of 2008 or a predecessor statute (the “CA Statute”) and governed by its partnership agreement. Its business and affairs are managed and controlled by one or more general partners. Limited partners, on the other hand, normally do not participate in the management of a CA LP’s business.

Ownership Interests	Under the DE Statute, the ownership interests in a DE Trust are denominated as “beneficial interests” and are held by “beneficial owners.”	Under the CA Statute, the ownership interests in a CA LP are denominated as “partnership interests” and are held by limited partners and general partners.

Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	Under the CA Statute, the partnership agreement may provide for the creation of classes of general partners and/or limited partners, in which case the partnership agreement must define the rights, powers and duties of each class, including rights, powers and duties that are senior to other classes.

Shareholder/ Partner Voting Rights

Under the DE Statute, the DE Trust’s governing documents may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights.

With respect to mergers, consolidations, conversions and transfers of domestication for which a vote is not addressed in the governing document (or otherwise required by the 1940 Act), the DE Statute provides default rules requiring the unanimous approval of the trustees and shareholders.

Under the CA Statute, the CA LP’s governing documents may provide to all or certain specified classes of general partners the right to vote separately or with all or any class of general partners on any matter. The CA LP’s governing documents also may provide to all or certain specified classes of limited partners the right to vote separately or with all or any class or the general partners on any matter.

The CA Statute provides general partners and limited partners with the right to approve a conversion and/or merger of the CA LP, which right may not be restricted by the partnership agreement. The CA Statute requires a plan of conversion to be approved

	Delaware Statutory Trust	California Limited Partnership
The governing document of the DE Trust provides for a lower voting standard.

by all general partners and a majority in interest of each class of limited partners of the converting limited partnership, unless a greater or lesser approval is required by the partnership agreement. The CA Statute requires an agreement of merger to be approved by all general partners, and the principal terms of the merger to be approved by a majority in interest of each class of limited partners, unless a greater approval is required by the partnership agreement.

Unless a different requirement is provided in the partnership agreement, the CA Statute provides that the consent of each general and limited partner is required to (i) amend the partnership agreement, and (ii) sell, lease, exchange or otherwise dispose of all or substantially all of the CA LP’s property (with or without goodwill) other than in the regular course of the CA LP’s activities. The Exchange Fund’s partnership agreement provides for a lower voting standard.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the CA Statute addressing quorum requirements at meetings of partners.

Shareholder/ Limited Partner Meetings	Neither the DE Statute nor the CA Statute mandates an annual meeting of shareholders or limited partners, respectively.

Organization of Meetings	Neither the DE Statute nor the CA Statute contains provisions relating to the organization of meetings of shareholders or limited partners, respectively.

Record Date	Under the DE Statute, the governing document may provide for the establishment of record dates.	The CA Statute does not address the establishment of record dates.

Qualification and Election of Trustees/ General Partners	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	Under the CA Statute, a person may become a general partner: (i) in the manner provided in the partnership agreement; (ii) if within 90 days following the dissociation of the CA LP’s last general partner, consent to continue the activities of the CA LP and admit at least one general partner is given by limited partners owning a majority of the rights to receive distributions as limited partners at the time the consent is to be effective; (iii) as the result of a conversion or merger; or (iv) with the consent of all of the partners.

	Delaware Statutory Trust	California Limited Partnership
Removal of Trustees/ General Partners	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.

Under the CA Statute, a general partner of a CA LP formed before January 1, 2008, such as the Exchange Fund, is dissociated (removed) from a CA LP upon the occurrence of any of certain specified events, including, without limitation:

•    an event agreed to in the partnership agreement as causing the person’s dissociation as a general partner;

•    the person’s expulsion as a general partner pursuant to the partnership agreement;

•    the partner: (i) becomes a debtor in bankruptcy; (ii) executes an assignment for the benefit of creditors; (iii) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such partner or of all or substantially all of such partner’s property; or (iv) fails, within 90 days after the appointment, obtained without such partner’s consent or acquiescence, of a trustee, receiver or liquidator of such partner or of all or substantially all of such partner’s assets, to have such appointment vacated or stayed, or fails, within 90 days after the expiration of a stay, to have such appointment vacated.

•    in the case of an individual partner, a judicial determination that the partner has otherwise become incapable of performing his or her duties under the partnership agreement.

•    the CA LP’s participation in a conversion or merger under the CA Statute, if the CA LP (i) is not the converted or surviving entity, or (ii) is the converted or surviving entity, but, as a result of the conversion or merger, the partner ceases to be a general partner.

Restrictions on Transfer	The DE Statute does not contain provisions relating to the ability of a DE Trust to restrict transfers of beneficial interests.	Unless otherwise provided in the partnership agreement, a limited partner is permitted to transfer its transferable interest. A transferable interest is defined in the CA Statute as a partner’s right to receive distributions. A transferee of a partnership interest may become a limited partner if and only to the extent that the partnership agreement provides and all of the general partners and a majority in interest of the

	Delaware Statutory Trust	California Limited Partnership
limited partners consent (unless the partnership agreement provides for other consent requirements).

Preemptive Rights	Under the DE Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.	Unless otherwise provided in a partnership agreement or another agreement, a limited partner does not have a preemptive right to subscribe to an additional issue of partnership interests or another interest in a CA LP.

Redemption/ Withdrawal	Under the DE Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.	For a CA LP created before 2008, such as the Exchange Fund, limited partners can withdraw from a CA LP only at the time or upon the happening of events specified in the partnership agreement.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document. If the DE Trust’s assets are insufficient to cover all claims and obligations, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor.

Under the CA Statue, the assets of the CA LP must first be applied to satisfy the CA LP’s obligations to creditors including, to the extent permitted by law, partners who are creditors. Any surplus must be returned to the partners as they share in distributions.

If the CA LP’s assets are insufficient to satisfy its obligations to creditors, then each person that was a general partner when any such obligation was incurred and that has not been released from such obligation must make a contribution to the CA LP so that it can satisfy the obligation. Any such contributions or additional contributions are to be made in proportion to the rights of each such person, in its capacity as a general partner, to receive distributions when the obligation was incurred.

Shareholder/ Limited Partner Liability	Under the DE Statute, except to the extent otherwise provided in a DE Trust’s governing document, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	Under the CA Statute, limited partners generally are not liable for the debts and obligations of the CA LP. Rather, limited partners are only liable to the extent of their capital contribution. However, if limited partners participate in the control of the CA LP business, they may lose their protected limited partner status and become liable for the debts and obligations of the CA LP.

Trustee/General Partner Liability	Subject to the provisions in the DE Trust’s governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act,	General partners of a CA LP are liable for the debts and obligations of the CA LP.

	Delaware Statutory Trust	California Limited Partnership
omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.

Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The CA Statute provides that a CA LP must reimburse a general partner for payments made, and indemnify a general partner for liabilities incurred, in the ordinary course of the CA LP’s activities or for the preservation of its activities or property.

Insurance	Neither the DE Statute nor the CA Statute contain provisions regarding insurance.

Shareholder/ Limited Partner Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	Under the CA Statute, on ten days’ demand made in a record received by the CA LP, a limited partner may, without any particular purpose, inspect and copy at the CA LP’s designated office the information required to be maintained at such office by the CA Statute, including a current list of the name and last known address of each general partner and limited partner. In addition, during regular business hours and at a reasonable location specified by the CA LP, a limited partner may obtain, inspect and copy certain information regarding the state of the activities and financial condition of the CA LP and other information regarding the activities of the CA LP as is just and reasonable if: (i) the partner seeks the information for a purpose reasonably related to the partner’s interest as a limited partner, (ii) the partner makes a demand in a record received by the CA LP, describing with reasonable particularity the information sought and the purpose for seeking such information, and (iii) the information sought is directly connected to the partner’s purpose, provided that the CA LP may keep confidential any information which the CA LP reasonably believes to be in the nature of trade secrets or other information the disclosure of which the CA LP in good faith believes is not in the best interest of the CA LP or could damage the CA LP or its business or which the CA LP is required by law or by agreement with a third party to keep confidential.

	Delaware Statutory Trust	California Limited Partnership
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	Under the CA Statute, a partner may bring a derivative action in the name of the CA LP to recover if: (i) such partner first makes a demand on the general partners, requesting that they cause the CA LP to bring an action to enforce such right, and the general partners do not bring the action within a reasonable time, or (ii) such a demand would be futile. A partner generally may bring a derivative action only if the partner is a partner at the time the action is brought and: (a) was a partner when the conduct giving rise to action occurred or (b) acquired the status as a partner by operation of law or pursuant to the terms of the partnership agreement from a person that was a partner at the time of that conduct.

Arbitration of Claims	The DE Statute and the CA Statute provide flexibility with respect to consenting to arbitration in the governing document and partnership agreement, respectively.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust.	Unless a different requirement is provided in the partnership agreement, the CA Statute provides that the consent of each general and limited partner is required to amend the partnership agreement. The Exchange Fund’s partnership agreement provides for a lower voting standard.

Conversion	Under the DE Statute, a DE Trust may convert into another business entity. Unless otherwise provided in the governing document, all trustees and all beneficial owners must approve a conversion. The DE Trust’s governing documents provide for a lower voting standard.

Under the CA Statute, a CA LP may convert to a another business entity or a foreign (non-California based) other business entity or a foreign limited partnership only if (a) in a conversion to a domestic or foreign partnership, limited liability company, or foreign limited partnership, each of the partners of the converting limited partnership receives a percentage interest in profits and capital of the converted entity equal to the partner’s percentage interest in profits and capital of the converting limited partnership as of the time of conversion, and (b) if applicable, each limited partnership interest of the same class is treated equally with respect to distribution of the converted entity’s property, and the nonredeemable limited partnership interests are converted into nonredeemable interests of the converted entity.

A plan of conversion must be approved by all general partners and by a majority in

	Delaware Statutory Trust	California Limited Partnership
interest of each class of limited partners of the converting limited partnership, unless a greater or lesser approval is required by the partnership agreement. However, if the limited partners would become personally liable for any obligations of the converted entity as a result of the conversion, then the plan of conversion must be approved by all of the limited partners of the converting limited partnership, unless the plan of conversion provides that all limited partners will have dissenters’ rights provided under the CA Statute.

Merger	Under the DE Statute, a DE Trust may merge with another business entity organized or existing under the laws of Delaware or another jurisdiction. Unless otherwise provided in the governing document, all trustees and all beneficial owners must approve a merger. The DE Trust’s governing documents provide for a lower voting standard.

The CA Statute permits various types of mergers. The merger of a CA LP with foreign (non-California based) business entities may only be effected if the merger is authorized by the laws under which the foreign business entity is organized.

An agreement of merger must be approved by all of the general partners of each constituent limited partnership, and the principal terms of the merger must be approved by a majority in interest of each class of limited partners of each constituent limited partnership, unless a greater approval is required by the applicable partnership agreement. If the limited partners of a constituent limited partnership will become personally liable for any obligations of a constituent limited partnership or other business entity as a result of the merger, then the principal terms of the agreement of merger must be approved by all of the limited partners of that partnership, unless the agreement of merger provides that all limited partners will have dissenters’ rights provided under the CA Statute. The agreement of merger must also be approved on behalf of each constituent other business entity by those persons required to approve the merger by the laws under which it is organized.

With respect to limited partnerships with more than 35 limited partners, the CA Statute generally requires all limited partners of the same class to be treated equally with regard to any distribution of

Delaware Statutory Trust	California Limited Partnership
cash, property, rights, interests and securities, unless all of the limited partners of the class consent otherwise. Generally, where a constituent limited partnership or a constituent other business entity or its parent owns, directly or indirectly, prior to the merger, more than 50% (but less than 90%) of the voting securities of another constituent entity, the unredeemable limited partnership interests of a constituent limited partnership may only be converted into unredeemable interests or securities of the surviving limited partnership or other business entity or a parent, unless all of the limited partners of the class consent otherwise.

EXHIBIT C

Comparison of Governing Documents

The Invesco Exchange Fund is a California limited partnership (the “CA LP”). Under Proposal 3, if approved, the CA LP will reorganize into a newly formed Delaware statutory trust (the “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of the CA LP and the DE Trust, but is not a complete description thereof. Further information about the CA LP’s governance structure is contained in its statement of additional information, shareholder reports and governing documents, which are publicly filed with the U.S. Securities and Exchange Commissions.

Shares. All interests in the CA LP shall be expressed in units of participation (hereinafter, “shares”) or fractions thereof. The CA LP Governing Documents (defined below) authorize the CA LP to offer new shares at net asset value. The shares of the CA LP are not divided into separate classes of shares. The shares of the CA LP have equal rights to participate in distributions made by the CA LP and equal rights to the CA LP’s assets.

The DE Trust Governing Documents (defined below) state that the beneficial interests of the DE Trust shall be divided into an unlimited number of shares, with a par value of $0.01 per share. The Trustees of the DE Trust have the power to issue shares without shareholder approval. Currently, the shares of the DE Trust are not divided into separate classes. Each share of the DE Trust has an equal pro rata interest in the assets of the DE Trust and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and designations and terms and conditions with each other share.

There is not a material difference between the shares of the CA LP and DE Trust.

Organization and Structure. The CA LP is organized as a California limited partnership under the predecessor statute to the California Uniform Limited Partnership Act of 2008 (the “CA Statute”). The CA LP is governed by its Restated Certificate and Agreement of Limited Partnership (the “Partnership Agreement”) and its Amended and Restated By-Laws (together, the “CA LP Governing Documents”), each as may be amended or restated, and its business and affairs are managed under the direction of its Board of Managing General Partners. The general partners of the CA LP are comprised of Managing General Partners and at least one Non-Managing General Partner. Under the CA LP Governing Documents, only individuals may act as Managing General Partners, and all individual general partners shall act as Managing General Partners. In addition, the CA LP must at all times have at least one corporate general partner, which shall act as a Non-Managing General Partner. The CA LP Governing Documents require that the general partners as a group own at all times not less than 1% of all the outstanding shares of the CA LP.

The DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act, as amended (the “DE Statute”). The DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “Declaration”) and its Bylaws (together, the “DE Trust Governing Documents”), and its business and affairs are managed under the supervision of its Board of Trustees. The DE Trust Governing Documents do not require ownership of the DE Trust by the Trustees.

Composition of the Board of Managing General Partners/Trustees. The Board of Managing General Partners of the CA LP is comprised of Managing General Partners who are elected at the CA LP’s annual meeting of partners to serve: (i) for one year; (ii) until they reach the retirement age of 75 years old, with certain extensions that may be granted for Managing General Partners who are not “interested persons” (as that term is defined in the 1940 Act) upon the affirmative vote of a majority of the Managing General Partners; or (iii) until their successors are elected and have qualified. Managing General Partners also may be elected at any special meeting of the CA LP held for that purpose. Under the CA LP Governing Documents, the Managing General Partners shall determine from time to time the number of persons to be elected as general partners, provided, if at any time the number of Managing General Partners is reduced to less than three, the remaining Managing

General Partners must, within 120 days, call a meeting of partners for the purpose of electing one or more additional Managing General Partners so as to restore the number of Managing General Partners to at least three.

The Trustees of the DE Trust serve for the life of the DE Trust, subject to their earlier death, incapacitation, resignation, retirement or removal. The DE Trust Governing Documents provide that the number of Trustees that makes up the Board of Trustees of the DE Trust is the number fixed from time to time by a majority of the Trustees, except that the number of Trustees may be no less than two nor more than fifteen. The Trustees of the DE Trust are the same persons as those serving as the Managing General Partners of the CA LP.

Committees of the Board. The CA LP Governing Documents do not require the Board of Managing General Partners to establish any committee(s) of the Board. Under the DE Trust Governing Documents, the Board of Trustees shall have at least the following five committees: (1) an Audit Committee; (2) a Governance Committee; (3) an Investments Committee; (4) a Valuation, Distribution and Proxy Oversight Committee; and (5) a Compliance Committee. The Board of the DE Trust may terminate any such committee by an amendment to the DE Trust’s Bylaws. Note that while not required, the CA LP currently maintains the same committees.

Officers. The CA LP Governing Documents and the DE Trust Governing Documents provide that the executive officers of the CA LP and DE Trust, respectively, shall include a Principal Executive Officer, a President, one or more Vice Presidents, which may include one or more Executive Vice Presidents and/or Senior Vice Presidents (the number thereof to be determined by the Board), a Principal Financial Officer, a Chief Legal Officer, a Chief Compliance Officer, a Senior Officer, a Treasurer, a Secretary and an Anti-Money Laundering Compliance Officer.

Rights of Limited Partners/Shareholders. Under the CA LP Governing Documents, limited partners have no right to and shall take no part in the control of the CA LP’s business, and have no right or authority to act for or bind the CA LP, but may exercise the rights and powers of a limited partner under the CA LP Governing Documents, including certain voting rights and the giving of consents and approvals. The CA LP Governing Documents are silent as to preemptive or other rights to subscribe for new or additional shares or other securities issued by the CA LP. By being admitted to the CA LP as a limited partner, each limited partner expressly accepts and adopts all of the terms and provisions of the CA LP Governing Documents. No limited partner has the right to bring an action for partition against the CA LP.

For the DE Trust, subject to any Board resolution establishing and designating a class of shares, shareholders have no preemptive or other right to subscribe for new or additional shares or other securities issued by the DE Trust. Every shareholder, by having purchased a share, is held to have expressly assented to, and agreed to be bound by, the terms of the Declaration. Ownership of shares does not (i) entitle the shareholder to any title in or to the whole or any part of the Trust property, or any right to call for a partition or division of the same or for an accounting, or (ii) constitute the shareholders as partners.

Meetings of Limited Partners/Shareholders, and Rights of Limited Partners/Shareholders to Call a Meeting. The CA LP Governing Documents require an annual meeting of the CA LP’s partners to be held for the purpose of electing Managing General Partners, ratifying or rejecting the selection of the independent public accountants for the CA LP, and taking any other action that the limited partners are permitted to take under the CA LP Governing Documents (e.g., remove general partners; to approve or disapprove the sale of all or substantially all of the assets of the CA LP; to approve any investment advisory contract or terminate any such existing contract; to amend the Partnership Agreement and Certificate of Partnership, except that approval of limited partners is not required for amendments to admit additional or substituted limited partners or to return or reduce the amount of capital contributions of partners; and to terminate the CA LP.). A Non-Managing General Partner (i.e., a corporate general partner) is not elected annually but serves in such capacity until it withdraws from the CA LP or is removed by the vote of the limited partners.

Special meetings for the purpose of taking any action that the limited partners are permitted to take under the CA LP Governing Documents may be called: (i) by a majority vote of the Managing General Partners; (ii) by limited partners representing 10% of the CA LP’s outstanding shares; or (iii) if the CA LP is without at least one Managing General Partner, by a Non-Managing General Partner (i.e., a corporate general partner) for the purpose of electing one or more Managing General Partners.

The DE Trust is not required to hold annual shareholder meetings under the DE Trust Governing Documents. The DE Trust Governing Documents include provisions for setting the time and place for shareholders’ meetings.

The DE Trust Governing Documents authorize the Trustees to call a meeting of the shareholders for the election of Trustees. Special meetings of shareholders, for any purpose, unless otherwise prescribed by applicable law or by the Declaration, may be called by the Chair of the Board or by a majority of the Trustees. The DE Trust Governing Documents require the Trustees to promptly call a special meeting of shareholders solely for the purpose of voting to remove one or more Trustees when requested in writing to do so by shareholders holding not less than 10% of the DE Trust’s outstanding shares.

Submission of Limited Partner/Shareholder Proposals. The CA LP Governing Documents do not address the submission of proposals by limited partners. Limited partners wishing to submit proposals to be presented and voted upon at a meeting of limited partners must do so pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

With respect to the DE Trust, the matters to be considered and brought before a meeting of shareholders are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For nominations of Trustees submitted by shareholders, the DE Trust Governing Documents contain provisions that require notice to be given to the DE Trust by an otherwise eligible shareholder in advance of the shareholder meeting in order for the shareholder to submit the nomination of an individual for election as a Trustee at any such meeting. Such provisions require shareholders to provide certain information in connection with the nomination. These requirements are intended to provide the Board or its Governance Committee the opportunity to better evaluate and approve or disapprove the nomination and provide additional information to shareholders for their consideration in connection with the nomination. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to submit a nomination at the shareholder meeting.

Quorum. The governing instruments of the CA LP provide that a quorum for a meeting of general and limited partners will exist if more than 50% of the outstanding shares are present at the meeting in person or by proxy. The DE Trust Governing Documents provide that a quorum will exist if the holders of one-third of the outstanding shares entitled to vote at the meeting are present in person or represented by proxy, unless a different quorum is required by applicable law or by the DE Trust Governing Documents.

Limited Partner/Shareholder Action Without Meeting. The CA LP Governing Documents are silent as to whether actions required or permitted to be taken at partners’ meeting may be taken by the written consent of partners without a meeting. The CA Statute authorizes the CA LP to take actions requiring the consent of partners without a meeting.

The DE Trust Governing Documents state that unless the Declaration or applicable law provides otherwise, any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting, if a written consent setting forth the action so taken is signed by shareholders of outstanding shares having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. If the written consent is not unanimous, prompt notice must be given to the shareholders who have not consented in writing.

Number of Votes; Aggregate Voting. The CA LP Governing Documents and the DE Trust Governing Documents provide that each partner and shareholder, respectively, is entitled to one vote for each whole share held as to any matter on which the partner or shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. Shares of the CA LP and shares of the DE Trust have equal voting rights and there is no cumulative voting.

Right to Vote. The CA LP Governing Documents and the DE Trust Governing Documents provide that the limited partners and shareholders, respectively, have the power to vote on matters as required by the 1940 Act as well as other matters described in their respective governing documents. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of a minimum number of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund (or a particular share class thereof) under their respective governing instruments and applicable state law. Under the CA LP Governing Documents, limited partners have the power to vote to: (i) elect and remove general partners; (ii) approve or disapprove the sale of all or substantially all of the assets of the CA LP; (iii) approve any investment advisory contract or terminate any such existing contract; (iv) ratify or reject the appointment and to terminate the employment of independent public accountants; (v) amend the CA LP Governing Documents, with certain exceptions; (vi) and terminate the CA LP. Under the DE Trust Governing Documents, shareholders of the DE Trust have power to vote to: (i) elect and remove Trustees, provided that a meeting of shareholders has been called for that purpose; (ii) approve the sale of all or substantially all the assets of the DE Trust, unless the primary purpose of such sale is to change the DE Trust’s domicile or form of organization or form of statutory trust; (iii) approve the merger or consolidation of the DE Trust, with certain exceptions described below; (iv) approve any amendment to the Declaration that would affect the shareholders’ right to vote or have the effect of reducing the shareholders’ right to indemnification; and (v) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine.

The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which partners and shareholders of the CA LP and the DE Trust, respectively, do not have the right to vote, the Managing General Partners and Trustees may nonetheless determine to submit the matter to partners and shareholders, respectively, for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.

Election and Removal of Managing General Partners/Trustees and Filling Vacancies. The limited partners of the CA LP are entitled to vote for the election and removal of the Managing General Partners at an annual meeting held for that purpose. In the election of Managing General Partners, the candidates receiving the highest number of votes cast, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting or until their successors are elected and qualified. Any Managing General Partner who is elected at a meeting of the partners and who is not serving as a Managing General Partner at the time of such election, shall (a) execute a written acceptance and adoption of all the terms and provisions of the CA LP Governing Documents, (b) acquire on or before admission as a Managing General Partner shares having a net asset value of at least $5,000, and (c) be admitted to the CA LP as a Managing General Partner effective as of the date of recordation of an amendment to the CA LP Governing Documents. The removal of a Managing General Partner requires a Majority Shareholder Vote.

With regard to the DE Trust, shareholders are entitled to vote for the election and removal of Trustees, provided that a meeting of shareholders has been called for that purpose. The Trustees of the DE Trust are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). The removal of one or more Trustees by shareholders requires the affirmative vote or consent of shareholders owning at least two-thirds (66 2⁄3%) of the outstanding shares entitled to vote. In addition, any Trustee may be removed at any time, with or without cause, by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal becomes effective. If a vacancy in the Board occurs, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion see fit, or may leave such vacancy unfilled or may reduce the number of Trustees to not less than two Trustees.

Ratification and Removal of Independent Registered Public Accountants. The CA LP Governing Documents entitle the limited partners to vote for the ratification or rejection of the selection of independent public accountants, which require an affirmative vote of a majority of the shares present in person or by proxy at a meeting at which a quorum is present. The DE Trust Governing Documents do not provide shareholders with the right to ratify or reject the selection of independent public registered accountants.

Amendment of Governing Documents. Except as described below, the Managing General Partners of the CA LP and the Trustees of the DE Trust have the right to amend, from time to time, their respective governing documents.

Under the CA LP Governing Documents, the limited partners generally have the right to vote to amend the Partnership Agreement, other than amendments to admit additional or substituted limited partners or to return or reduce the amount of capital contributions of partners, including, without limitation, the right to approve or disapprove proposed changes in the investment limitations set forth in the Partnership Agreement (and in the SAI), and the right to approve or disapprove proposed changes in the nature of the CA LP’s business. Such an amendment to the CA LP Governing Documents requires a Majority Shareholder Vote.

For the DE Trust, the Bylaws may be altered or repealed by the Trustees, without the vote or approval of shareholders. In addition, the Bylaws of the DE Trust may be altered or repealed by the DE Trust’s shareholders at any special meeting of the shareholders, provided that the DE Trust’s Board of Trustees resolves to put a proposed alteration or repealer to the vote of the Shareholders and notice of such alteration or repealer is contained in a notice of the special meeting being held for such purpose. The Trustees of the DE Trust generally may amend the Declaration without shareholder approval, except that: (i) any amendment to the Declaration that would affect the shareholders’ right to vote requires the vote or consent of holders of a majority of the shares cast; and (ii) any amendment to the Declaration that would have the effect of reducing the shareholders’ rights to indemnification requires the vote or consent of shareholders owning at least two-thirds (66 2/3%) of the outstanding shares entitled to vote.

Sale of Assets, Mergers, Reorganizations, and Conversions. The CA LP Governing Documents provide that the limited partners generally have the right to vote to approve or disapprove the sale of all or substantially all of the assets of the CA LP with a Majority Shareholder Vote. The CA LP Governing Documents are silent as to a limited partner’s right to vote on the merger, reorganization and/or conversion of the CA LP. The CA Statute provides limited partners with the right to vote on a merger and/or conversion of a CA LP, which generally require the approval of all general partners and a majority of limited partners of the CA LP.

The DE Trust Governing Documents state that shareholders are entitled to vote to approve the sale of all or substantially all the assets of the Trust, unless the primary purpose of such sale is to change the DE Trust’s domicile or form of organization or form of statutory trust. In addition, shareholders are entitled to vote to approve the merger or consolidation of the DE Trust with and into another company, unless (A) the primary purpose of such merger or consolidation is to change the DE Trust’s domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of outstanding shares as of a date selected by the Trustees, the shareholders of the DE Trust will have a majority of the outstanding shares of the surviving company. For the DE Trust, the sale of substantially all the assets of the DE Trust or a merger or consolidation of the DE Trust requires the affirmative vote of the holders of a majority of the shares cast.

Investment Limitations. The CA LP Governing Documents include certain investment limitations for the CA LP that may not be changed without a vote of general and limited partners. Such investment limitations and the voting requirement also are stated in the CA LP’s SAI. The DE Trust Governing Documents do not include investment limitations for the DE Trust. However, the DE Trust’s SAI includes substantially similar investment limitations, except for the limitation on purchasing securities issued by any other investment company or investment trust, and designates such limitations as “fundamental,” which means that the limitations may not be changed without a Majority Shareholder Vote.

Termination of the Limited Partnership/Trust. The CA LP Governing Documents state that the CA LP shall continue in existence until December 31, 2050, unless sooner terminated by actions and events specified in the CA LP Governing Documents. Under the CA LP Governing Documents, the CA LP may be terminated by the affirmative vote of a majority of the outstanding shares. In addition, the CA LP may be terminated by: (i) the CA LP disposing of all of its assets; (ii) the death, withdrawal, retirement, dissolution, assignment for the benefit of creditors, filing of a petition for bankruptcy, adjudication of bankruptcy, insanity or incompetency of any of the general partners, unless the remaining general partners elect to continue the business of the CA LP and file an appropriate amendment to the CA LP Governing Documents within 60 days after the event giving rise to such election.

The DE Trust Governing Documents state that it shall continue without limitation of time, except that the DE Trust may be terminated at any time by the Trustees by written notice to the DE Trust’s shareholders.

Derivative Actions. Neither the CA LP Governing Documents nor the DE Trust Governing Documents include provisions regarding derivative actions brought by limited partners or shareholders on behalf of the CA LP or DE Trust, respectively.

Liability of Limited Partners/Shareholders. Consistent with the CA Statute, the CA LP Governing Documents generally provide that limited partners will not be subject to personal liability for the debts, obligations or losses of the CA LP, provided that a limited partner’s capital contributions are subject to the risks of the business of the CA LP, and to the claims of the CA LP’s creditors, including all of a portion of the capital contribution after being returned to a limited partner.

Consistent with Section 3803 of the DE Statute, the DE Trust Governing Documents generally provide that shareholders will not be subject to personal liability for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the DE Trust. The DE Trust shareholders may not be called on to pay any money or assessment whatsoever other than what the shareholder personally agreed to pay for any DE Trust shares or otherwise. The Declaration provides that DE Trust shareholders are entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.

Liability of Managing General Partners/Trustees and Officers. The CA LP Governing Documents provide that none of the general partners will be liable to any limited partner because of any act or omission if the act or omission is within the scope of authority conferred on General Partners by the CA LP Governing Documents or by law and does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (“Disabling Conduct”). In addition, the CA LP Governing Documents provide that the general partners will not: (a) be personally liable for the payment of the amount standing in the individual accounts of the limited partners or any portion thereof, or (b) be liable to any holder of shares or to any limited partner by reason of any change in the federal or state income tax laws, or interpretations thereof, as they apply to the CA LP and the limited partners, whether such change occurs through legislative, judicial or administrative action.

Consistent with the 1940 Act, the DE Trust Governing Documents generally provide that no Trustee or officer of the DE Trust is subject to any personal liability for any act or omission of the person or obligation of the DE Trust, except for liability arising from his or her own Disabling Conduct.

Indemnification. The CA LP Governing Documents provide that the CA LP shall indemnify each general partner (including officers and or directors of a corporate general partner and including former general partners who have not ceased to be liable as general partners under the CA Statute) against judgments, fines, amounts paid in settlement, and expenses (including attorneys’ fees) reasonably incurred by him or her in any civil, criminal or investigative proceeding in which he or she is involved or threatened to be involved by reason of his or her being a general partner of the CA LP, provided that he or she acted in good faith, within what he or she reasonably believed to be the scope of his or her authority, and for a purpose which he or she reasonably believed to be within the scope of his or her authority, and for a purpose which he or she reasonably believed to be in the best interests of the CA LP or the limited partners. To the extent that a general partner has been successful on the merits or otherwise in defense of any such proceeding or in defense of any claim or matter therein, he or she shall be deemed to have acted in good faith and in a manner he or she believed to be in the best interests of the CA LP or the limited partners. The determination under any other circumstances as to whether a general partner acted in good faith, within what he or she reasonably believed to be the scope of his or her authority, and for a purpose which he or she reasonably believed to be in the best interests of the CA LP or the limited partners, shall be made by action of the general partners who were not parties to such proceedings, or by independent legal counsel selected by the general partners (who may be the regular counsel for the CA LP) in a written opinion. No general partner shall be indemnified against any liability to the CA LP or its partners to which he or she would otherwise be subject by reason of his or her own Disabling Conduct.

Any person who is or was a Trustee, officer, employee or agent of the DE Trust (a “Covered Person”) is indemnified by the DE Trust to the fullest extent permitted by the DE Statute, the Bylaws and other applicable law. The Bylaws provide that every Covered Person is indemnified by the DE Trust against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is a Covered Person. For proceedings by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified to the maximum extent permitted by law by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is or was a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of Disabling Conduct. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.

Insurance. The CA LP Governing Documents require the general partners to procure and maintain insurance on the CA LP’s assets and concerning its activities (including actions taken by the general partners) in an amount and covering such risks as may be appropriate in the judgment of the Managing General Partners, including without limitation insurance against any loss which the CA LP may have incurred as a result of an unauthorized act of a general partner which was not ratified by the limited partners pursuant to the CA Statute.

The DE Trust Governing Documents authorize the Board of Trustees to purchase with Trust property insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a covered person in connection with any proceeding in which such covered person becomes involved by virtue of such covered person’s actions, or omissions to act, in its capacity or former capacity with the DE Trust, whether or not the DE Trust would have the power to indemnify such covered person against such liability.

Value of Shares. The CA LP Governing Documents state that the net asset value per share of the CA LP shall be determined once each business day as of the close of business on the New York Stock Exchange. The market value of the CA LP’s portfolio securities are determined by appraising securities traded on a national securities exchange at the last sale price or, if no sale occurred on that day, at the mean between the closing bid and asked prices; by appraising all other securities not so traded in like manner if market quotations are available

(or at the mean between the highest bid and lowest asked prices if there is no last sale price or closing bid and asked prices); and by appraising all other securities at fair value as determined in good faith by the Managing General Partners.

The DE Trust Governing Documents do not include a similar provision. However, the prospectus and SAI for the DE Trust (as with the prospectus and SAI for the CA LP) include disclosure regarding the method used to value the DE Trust’s shares and the timing of making such calculations, as required by Form N-1A.

Certificates of Shares. The CA LP Governing Documents state that each partner is entitled to a certificate or certificates representing the shares of the CA LP owned by them in such form as the Managing General Partners may from time to time prescribe. The DE Trust Governing Documents provide that it will not issue share certificates and no shareholder has the right to demand or require that a certificate be issued, except as otherwise required by applicable law or the DE Trust Governing Documents.

Admission of Limited Partners/Shareholders. The CA LP Governing Documents permit the Managing General Partners to admit a purchaser of the CA LP’s shares as a limited partner upon (i) the execution and acknowledgement by the purchaser of such instrument(s) as the Managing General Partners may deem necessary or desirable to effectuate such admission, (ii) the purchaser’s written acceptance and adoption of all the terms and provisions of the CA LP Governing Documents, and (iii) such purchaser paying all reasonable expenses connected with such admission. The consent of the limited partners is not required to effectuate the admission of any other limited partner.

The DE Trust Governing Documents do not include similar conditions for the admission of investors as shareholders of the DE Trust.

Withdrawals/Redemptions. Under the CA LP Governing Documents, a limited partner and, with certain exceptions, a general partner generally may redeem all or part of his or her shares at any time by delivering to the CA LP or its designated agent notice of such redemption executed by the partner(s) owning such shares as their names appear on the Partnership Agreement, stating the number of shares or dollar amount to be redeemed, and any share certificates. The CA LP Governing Documents further provide that notwithstanding the foregoing, no partner shall be entitled to receive the return of any part of the contribution with respect to his or her shares unless all liabilities of the CA LP, except liabilities to any partners on account of their contributions, have been paid or there remains property of the CA LP sufficient to pay them.

The DE Trust Governing Documents provide that any shareholder is entitled to require the DE Trust to redeem his or her shares, or any portion thereof, subject to the terms and conditions set forth in the DE Trust’s registration statement.

Right of Inspection. Under the CA LP Governing Documents, each partner has the right to inspect the Fund’s books and records. Under the DE Trust Governing Documents, shareholders have no right to inspect the books and records of the DE Trust, except as required by law or expressly provided in the DE Trust Governing Documents. However, shareholders of the DE Trust may submit a written request to inspect the books and records of the DE Trust to the DE Trust’s Trustees, who will determine whether delivery of the books and records pertaining to such request is required by the 1940 Act or is otherwise necessary or appropriate, and whether such request complies with the requirements of the 1940 Act and, if so, establish procedures for such inspection.

Prohibited Activities. The CA LP Governing Documents include provisions prohibiting certain activities, such as: self-dealing by general partners (including officers and/or directors of a corporate general partner), and officers or directors of the CA LP’s investment advisor, or any trustee of the CA LP, with certain clarifying exceptions; long or short positions in the securities issued by the CA LP by general partners (including officers and/or directors of a corporate general partner), the sponsor or manager of the CA LP, if any, and the officers and directors of any such sponsor or manager, with certain exceptions; and operating under any management contract that does not provide that it cannot be amended, transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the CA LP’s shares.

The DE Trust Governing Documents do not include similar provisions. However, federal securities laws that apply to the DE Trust and the compliance policies of the DE Trust include restrictions on self-dealing, and federal securities laws require that any investment advisory agreement with a registered investment company provide for its automatic termination in the event of its assignment.

PXY-EXCH	C-9

EVERY PARTNER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO EXCHANGE FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS (the “Board”) FOR THE ANNUAL MEETING OF PARTNERS TO BE HELD AUGUST 26, 2015 The undersigned holder of units of Invesco Exchange Fund hereby revokes all previous proxies for his/her shares of the Fund and appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, Kevin Lyman, Amanda Roberts and Seba Kurian, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Annual Meeting of Partners to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on August 26, 2015, at 11:00 a.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the units of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE UNITS WILL BE VOTED “FOR” EACH PROPOSAL AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature Date INV-26689_070615

EVERY PARTNER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Invesco Exchange Fund Annual Meeting of Partners to Be Held on August 26, 2015 The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-26689 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the proposals. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. To elect thirteen Managing General Partners, each to serve until the next annual meeting of partners or until a successor is elected and qualified. – The Board recommends a vote “FOR ALL” of the nominees listed: 01. David C. Arch 02. James T. Bunch 03. Bruce L. Crockett 04. Rodney F. Dammeyer 05. Albert R. Dowden 06. Jack M. Fields 07. Martin L. Flanagan 08. Dr. Prema Mathai-Davis 09. Dr. Larry Soll 10. Hugo F. Sonnenschein 11. Raymond Stickel, Jr. 12. Philip A. Taylor 13. Suzanne H. Woolsey INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. FOR AGAINST ABSTAIN 2. To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund. – The Board recommends a vote “FOR” the proposal. 3. To approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust. – The Board recommends a vote “FOR” the proposal. 4. To eliminate the fundamental restriction prohibiting the purchase of securities issued by any other investment company or investment trust, as reflected in the Fund’s Statement of Additional Information and Partnership Agreement. – The Board recommends a vote “FOR” the proposal. PLEASE SIGN AND DATE ON THE REVERSE SIDE INV-26689_070615